BARCLAYS GLOBAL INVESTORS FUNDS

Statement of Additional Information

Dated May 1, 2008 (as revised December 10, 2008)


Prime Money Market Fund
Institutional Money Market Fund
Government Money Market Fund

Treasury Money Market Fund
(Premium, Capital, Institutional, Select, Trust and Aon Captives Shares)

Barclays Global Investors Funds (the "Trust" or "BGIF") is an open-end, series management investment company. This combined Statement of Additional Information ("SAI") contains additional information about the Premium, Capital, Institutional, Select and Trust Shares of the following series of the Trust - the Prime Money Market Fund, the Institutional Money Market Fund, the Government Money Market Fund and the Treasury Money Market Fund (each, a "Fund" and collectively, the "Funds"). This SAI also contains information about the Aon Captives Shares of the Institutional Money Market Fund.


Each Fund seeks to achieve its investment objective by investing all of its assets in a master portfolio of the Master Investment Portfolio ("MIP"). The Institutional Money Market Fund invests in the Money Market Master Portfolio; the Prime Money Market Fund invests in the Prime Money Market Master Portfolio; the Government Money Market Fund invests in the Government Money Market Master Portfolio; and the Treasury Money Market Fund invests in the Treasury Money Market Master Portfolio (each, a "Master Portfolio" and collectively, the "Master Portfolios"). Barclays Global Fund Advisors ("BGFA" or the "Investment Adviser") serves as investment adviser to each Master Portfolio. References to the investments, investment policies and risks of a Fund, unless otherwise indicated, should be understood as references to the investments, investment policies and risks of each Fund's Master Portfolio.


This SAI is not a prospectus and should be read in conjunction with the current prospectuses for the Premium, Capital, Institutional, Select and Trust Shares of the Funds, and the Aon Captives Shares of the Institutional Money Market Fund, each dated May 1, 2008 (each, a "Prospectus" and collectively, the "Prospectuses"), and as amended from time to time, for the relevant class of shares. The audited financial statements for the Funds, which include the schedules of investments and independent auditor's reports for the fiscal year ended December 31, 2007 and the unaudited financial statements for the Funds, which includes each Fund's schedule of investments for the period ended June 30, 2007, are hereby incorporated by reference to the Funds' annual reports, semi-annual reports and Prospectuses for the Premium, Institutional, Select and Trust Shares of the Funds, and the Aon Captives Shares of the Institutional Money Market Fund. Copies of the Prospectuses, annual reports and semi-annual reports may be obtained without charge by writing to Barclays Global Investors Funds, c/o SEI Investments Distribution Co., One Freedom Valley Drive, Oaks, PA 19456, or by calling 1-877-BGI-1544 (1-877-244-1544) (toll-free), or e-mailing the Funds at cash.us@barclaysglobal.com.


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                               TABLE OF CONTENTS


                                        PAGE
                                        ----
History of the Trust                      1
Description of the Funds and their        1
  Investments and Risks
   Investment Objectives and Policies     1
   Master/Feeder Structure                1
   Fundamental Investment                 2
  Restrictions
   Non-Fundamental Investment             3
  Restrictions
   Investments and Risks                  3
   Asset-Backed and Commercial            4
  Mortgage-Backed Securities
   Bank Obligations                       4
   Commercial Paper and Short-Term        5
  Corporate Debt Instruments
   Floating-Rate and Variable-Rate        5
  Obligations
   Foreign Obligations                    6
   Forward Commitments, When-Issued       6
Purchases and Delayed-Delivery
  Transactions
   Funding Agreements                     6
   Illiquid Securities                    6
   Investment Company Securities          6
   Letters of Credit                      7
   Loans of Portfolio Securities          7
   Loan Participation Agreements          7
   Mortgage Pass-Through Securities       8
   Municipal Securities                   9
   Participation Interests                9
   Repurchase Agreements                  9
   Restricted Securities                  9
   Unrated Investments                    9
   U.S. Government Obligations           10
   U.S. Treasury Obligations             10
Portfolio Holdings Information           10
   Service Providers                     10
   Third-Party Feeder Funds              11
   Securities and Exchange               11
  Commission Filings
   Other Public Disclosure               11
   Approved Recipients                   11
Management                               12
   Officers                              14
   Committees                            14

                                        PAGE
                                        ----
   Beneficial Equity Ownership           15
  Information
   Ownership of Securities of            15
  Certain Entities
   Codes of Ethics                       15
   Shareholder Communication to the      15
  Board of Trustees
   Compensation of Trustees              16
Control Persons and Principal            16
  Holders of Securities
Investment Adviser and Other Service     20
  Providers
   Investment Adviser                    20
   Advisory Fees                         20
   Administrator                         21
   Distributor                           22
   Institutional Money Market Fund -     23
Aon Captives Shares Distribution
  Plan
   Shareholder Servicing Agents          24
   Custodian                             25
   Transfer and Dividend Disbursing      25
  Agent
   Independent Registered Public         25
  Accounting Firm
   Legal Counsel                         25
Determination of Net Asset Value         25
Purchase, Redemption and Pricing of      26
  Shares
   Terms of Purchase and Redemption      26
   In-Kind Purchases                     26
   Suspension of Redemption Rights       26
  or Payment of Redemption Proceeds
Portfolio Transactions                   27
   General                               27
   Portfolio Turnover                    27
   Securities of Regular                 27
  Broker-Dealers
   Frequent Trading of Fund Shares       28
Distributions and Taxes                  28
   Qualification as a Regulated          29
  Investment Company
   Excise Tax                            30
   Capital Loss Carry-Forwards           30
   Investment through the Master         30
  Portfolios
   Taxation of Fund Investments          30
   Taxation of Distributions             31
   Sales of Fund Shares                  32
   Foreign Taxes                         32
   Federal Income Tax Rates              32

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
                                        PAGE
                                        ----
   Backup Withholding                    32
   Tax-Deferred Plans                    33
   Foreign Shareholders                  33
Capital Stock                            34
   Voting                                34
   Dividends and Distributions           34
   Master Portfolios                     35
Additional Information on the Funds      35
Financial Statements                     35

History of the Trust

The Trust was organized on December 4, 2001 as a statutory trust under the laws of the State of Delaware. On August 21, 2001, the Board of Directors of Barclays Global Investors Funds, Inc. (the "Company") approved a proposal to redomicile the Company from a Maryland corporation to a Delaware statutory trust (the "Redomiciling"). Shareholders of the Company approved the Redomiciling on November 16, 2001. The Trust was established with multiple series, including the Funds, corresponding to, and having identical designations as, the Company's series. The Redomiciling was effected on January 11, 2002, at which time the Trust assumed the operations of the Company and adopted the Company's registration statement. Shortly thereafter, the Company was dissolved.


The Trust's principal office is located at 400 Howard Street, San Francisco, CA 94105. Each Fund invests all of its assets in a Master Portfolio of MIP (as shown below), which has substantially the same investment objective, policies and restrictions as the related Fund.


FUND                                  MASTER PORTFOLIO IN WHICH THE FUND INVESTS
-----------------------------------   ------------------------------------------
  Prime Money Market Fund             Prime Money Market Master Portfolio
  Institutional Money Market          Money Market Master Portfolio
  Fund
  Government Money Market Fund        Government Money Market Master Portfolio
  Treasury Money Market Fund          Treasury Money Market Master Portfolio


Each series of the Trust issues shares in multiple classes, currently including Premium, Capital, Institutional, Select and Trust Shares, and with respect only to the Institutional Money Market Fund, Aon Captives Shares. On August 14, 2002, the Trust's board of trustees (the "Board of Trustees" or the "Board") approved changing the name of the Institutional Money Market Fund's Distributor Shares to the "Aon Captives Shares."


Description of the Funds and their Investments and Risks

INVESTMENT OBJECTIVES AND POLICIES. The Trust is an open-end, series management investment company. Each Fund and Master Portfolio has adopted an investment objective and investment policies that may be fundamental or non-fundamental. Fundamental policies cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the outstanding voting securities of such Fund or Master Portfolio, as the case may be. Non-fundamental policies may be changed without shareholder approval by the vote of a majority of the trustees of the Trust or MIP (the "Trustees"), as the case may be, at any time.


The Funds and the Master Portfolios in which they invest are diversified funds as defined in the 1940 Act. Each Fund's investment objective is set forth in its Prospectus. Each Fund's investment objective is non-fundamental and can be changed by the Trust's Board of Trustees without shareholder approval. The investment objective and investment policies of a Fund determine the types of portfolio securities in which the Fund invests, the degree of risk to which the Fund is subject and, ultimately, the Fund's performance. There can be no assurance that the investment objective of any Fund will be achieved.


MASTER/FEEDER STRUCTURE. Each Fund seeks to achieve its investment objective by investing all of its assets in a Master Portfolio of MIP. The Trust's Board of Trustees believes that under normal circumstances, none of the Funds or their shareholders will be adversely affected by investing Fund assets in a Master Portfolio. However, if a mutual fund or other investor redeems its interests from a Master Portfolio, the economic efficiencies (E.G., spreading fixed expenses over a larger asset base) that the Trust's Board of Trustees believes may be available through a Fund's investment in such Master Portfolio may not be fully achieved. In addition, given the relative novelty of the master/feeder structure, accounting or operational difficulties, although unlikely, could arise.

The fundamental policies of each Master Portfolio cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of a Master Portfolio's outstanding interests. Whenever a Fund, as an interestholder of a Master Portfolio, is requested to vote on any matter submitted to interestholders of the Master Portfolio, a Fund will either hold a meeting of its shareholders to consider such matters and cast its votes in proportion to the votes received from its shareholders (shares for which a Fund receives no voting instructions will be voted in the same proportion as the votes received from the other Fund shareholders) or cast its votes, as an interestholder of the Master Portfolio, in proportion to the votes received by the Master Portfolio from all other interestholders of the Master Portfolio.

Certain policies of the Master Portfolios that are non-fundamental may be changed by vote of a majority of MIP's Trustees without interestholder approval. If a Master Portfolio's investment objective or fundamental or non-fundamental policies are changed, a Fund may elect to change its objective or policies to correspond to those of the related Master Portfolio. Each Fund may redeem its interests from its Master Portfolio only if the Trust's Board of Trustees determines that such action is in the best interests of the Fund and its shareholders, for this or any other reason. Prior to such redemption, the Trust's Board of Trustees would consider alternatives, including whether to seek a new investment company with a matching investment objective in which to invest or retain its own investment adviser to manage the Fund's portfolio in accordance with its investment objective. In the latter case, a Fund's inability to find a substitute investment company in which to invest or equivalent management services could adversely affect shareholders' investments in the Fund.

FUNDAMENTAL INVESTMENT RESTRICTIONS. The Funds are subject to the following investment restrictions, all of which are fundamental policies. Each Fund may not:

(1) Purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund's investments in that industry would equal or exceed 25% of the current value of the Fund's total assets, provided that this restriction does not limit the Fund's: (i) investments in securities of other investment companies, (ii) investments in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or (iii) investments in repurchase agreements collateralized by U.S. government securities; and further provided that, with respect to the Prime Money Market Fund and the Institutional Money Market Fund, the Fund reserves the right to concentrate in the obligations of domestic banks (as such term is interpreted by the Securities Exchange Commission ("SEC") or its staff);

(2) Purchase the securities of any single issuer if, as a result, with respect to 75% of the Fund's total assets, more than 5% of the value of its total assets would be invested in the securities of such issuer or the Fund's ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit the Fund's cash or cash items, investments in U.S. government securities, or investments in securities of other investment companies;

(3) Borrow money or issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder;

(4) Make loans to other parties, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans;

(5) Underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund's investment program may be deemed to be an underwriting; and provided further, that the purchase by the Fund of securities issued by an open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as the Fund shall not constitute an underwriting for purposes of this paragraph;

(6) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business); and

(7) Purchase or sell commodities, provided that: (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.

With respect to paragraph (3) above, the 1940 Act currently allows each Fund to borrow up to one-third of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. With respect to paragraph (4) above, the 1940 Act and regulatory interpretations currently limit the percentage of each Fund's securities that may be loaned to one-third of the value of its total assets.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS. The Funds have adopted the following investment restrictions as non-fundamental policies. These restrictions may be changed without shareholder approval by a majority of the Trustees of the Trust at any time.

(1) Each Fund may invest in shares of other open-end management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act, including the rules, regulations and exemptive orders obtained thereunder;


(2) Each Fund may not invest more than 10% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others,
      (i) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (ii) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (iii) repurchase agreements not terminable within seven days;

(3) Each Fund may lend securities from its portfolio to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) one-third of a Fund's total assets. Any such loans of portfolio securities will be fully collateralized based on values that are marked-to-market daily; and


(4) Each Fund may not make investments for the purpose of exercising control or management; provided that a Fund may invest all of its assets in a diversified, open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as the Fund, without regard to the limitations set forth in this paragraph.

The Government Money Market Fund and the Treasury Money Market Fund have adopted the following investment restriction as a non-fundamental policy:

Each Fund will provide shareholders with at least 60 days' notice of any change to the Fund's non-fundamental policy to invest at least 80% of the Fund's assets in the types of securities described in the Fund's principal investment strategies. The notice will be provided in plain English in a separate written document, and will contain the following prominent statement or similar statement in bold-face type: "Important Notice Regarding Change in Investment Policy." This statement will appear on both the notice and the envelope in which it is delivered, unless it is delivered separately from other communications to investors, in which case the statement will appear either on the notice or the envelope in which the notice is delivered.

The Prime Money Market Fund and the Institutional Money Market Fund have adopted the following investment restrictions as non-fundamental policies:

(1) Each Fund may not purchase interests, leases, or limited partnership interests in oil, gas, or other mineral exploration or development programs.

(2) Each Fund may not write, purchase or sell puts, calls, straddles, spreads, warrants, options or any combination thereof, except that the Fund may purchase securities with put rights in order to maintain liquidity.

(3) Each Fund may not purchase securities on margin (except for short-term credits necessary for the clearance of transactions) or make short sales of securities.

Notwithstanding any other investment policy or restriction (whether or not fundamental), each Fund may (and does) invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies and limitations as the Fund.

INVESTMENTS AND RISKS. To the extent set forth in this SAI, each Fund, through its investment in a related Master Portfolio, may invest in the securities described below. To avoid the need to refer to both the Funds and the Master Portfolios in every instance, the following sections generally refer to the Funds only.

The assets of each Fund consist only of obligations maturing within 397 calendar days from the date of acquisition (as determined in accordance with the regulations of the SEC), and the dollar-weighted average maturity of a Fund may not exceed 90 days. Under normal circumstances, the Prime Money Market Fund, the Government Money Market Fund and the Treasury Money Market Fund expect to maintain a dollar-weighted average portfolio maturity of 60 days or less. The securities in which each Fund invests may not yield as high a level of current income as may be achieved from securities with less liquidity and less safety. There can be no assurance that a Fund's investment objective will be realized as described in its Prospectus.

Under normal circumstances, the Treasury Money Market Fund invests at least 80% of its assets in U.S. Treasury obligations, repurchase agreements with regard to U.S. Treasury obligations and/or other money market funds that have substantially the same investment objective and strategies as the Fund. Under normal circumstances, the Government Money Market Fund invests at least 80% of its assets in certain obligations of the U.S. government, its agencies and instrumentalities, repurchase agreements with regard to such obligations and/or other money market funds that have substantially the same investment objective and strategies as the Fund. The Treasury Money Market Fund and the Government Money Market Fund may each invest up to 20% of their respective assets in any securities and other instruments in which money market funds are permitted to invest in accordance with Rule 2a-7 of the 1940 Act. The Government Money Market Fund invests exclusively in U.S. government obligations, as described below. Practices described below relating to illiquid securities, investment company securities, loans of portfolio securities and repurchase agreements also apply to the Treasury Money Market Fund and the Government Money Market Fund.

The Prime Money Market Fund and the Institutional Money Market Fund may invest in any of the instruments or engage in any practice described below.

ASSET-BACKED AND COMMERCIAL MORTGAGE-BACKED SECURITIES. The Funds may invest in asset-backed and commercial mortgaged-backed securities. Asset-backed securities are securities backed by installment contracts, credit-card receivables or other assets. Commercial mortgage-backed securities are securities backed by commercial real estate properties. Both asset-backed and commercial mortgage-backed securities represent interests in "pools" of assets in which payments of both interest and principal on the securities are made on a regular basis. The payments are, in effect, "passed through" to the holder of the securities (net of any fees paid to the issuer or guarantor of the securities). The average life of asset-backed and commercial mortgage-backed securities varies with the maturities of the underlying instruments and, as a result of prepayments, can often be less than the original maturity of the assets underlying the securities. For this and other reasons, an asset-backed and commercial mortgage-backed security's stated maturity may be shortened, and the security's total return may be difficult to predict. The Funds may invest in such securities up to the limits prescribed by Rule 2a-7 and other provisions of or under the 1940 Act. Changes in liquidity of these securities may result in significant, rapid and unpredictable changes in prices for these securities. Also see "Mortgage Pass-Through Securities."


BANK OBLIGATIONS. The Funds may invest in bank obligations, including certificates of deposit, time deposits, bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic branches of foreign banks, domestic savings and loan associations and other banking institutions.

Certificates of deposit ("CDs") are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

Time deposits ("TDs") are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. TDs that may be held by the Funds will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation ("FDIC").


Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations bearing fixed-, floating- or variable-interest rates.


Domestic commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to have their deposits insured by the FDIC. Domestic banks organized under state law are supervised and examined by state banking authorities and are members of the Federal Reserve System only if they elect to join. In addition, state banks whose CDs may be purchased by the Funds are insured by the FDIC (although such insurance may not be of material benefit to a Fund, depending on the principal amount of the CDs of each bank held by the Fund) and are subject to federal examination and to a substantial body of federal law and regulation. As a result of federal or state laws and regulations, domestic branches of domestic banks whose CDs may be purchased by the Funds generally are required, among other things, to maintain specified levels of reserves, are limited in the amounts that they can loan to a single borrower and are subject to other regulations designed to promote financial soundness. However, not all of such laws and regulations apply to the foreign branches of domestic banks.

Obligations of foreign branches of domestic banks, foreign subsidiaries of domestic banks and domestic and foreign branches of foreign banks, such as CDs and TDs, may be general obligations of the parent banks in addition to the issuing branch, or may be limited by the terms of a specific obligation and/or governmental regulation. Such obligations are subject to different risks than are those of domestic banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on amounts realized on the obligations. These foreign branches and subsidiaries are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial record keeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank or about a foreign bank than about a domestic bank.

Obligations of U.S. branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation or by federal or state regulation, as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank with assets in excess of $1 billion may be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state.

In addition, federal branches licensed by the Comptroller of the Currency and branches licensed by certain states ("State Branches") may be required to: (1) pledge to the appropriate regulatory authority, by depositing assets with a designated bank within the relevant state, a certain percentage of their assets as fixed from time to time by such regulatory authority; and (2) maintain assets within the relevant state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state.

COMMERCIAL PAPER AND SHORT-TERM CORPORATE DEBT INSTRUMENTS. The Funds may invest in commercial paper (including variable amount master demand notes), which consists of short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and usually has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit a Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between a Fund, as lender, and the borrower. The interest on these notes varies pursuant to the arrangements between the Fund and the borrower. Both the borrower and the Fund have the right to vary the amount of the outstanding indebtedness on the notes. BGFA monitors on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand.

The Funds also may invest in non-convertible corporate debt securities (E.G., bonds and debentures) with not more than thirteen months remaining to maturity at the date of settlement. A Fund will invest only in such corporate bonds and debentures that are deemed appropriate by BGFA in accordance with Rule 2a-7 under the 1940 Act. Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. BGFA will consider such an event in determining whether the Fund should continue to hold the obligation. To the extent the Fund continues to hold the obligation, it may be subject to additional risk of default.


FLOATING-RATE AND VARIABLE-RATE OBLIGATIONS. The Funds may purchase debt instruments with interest rates that are periodically adjusted at specified intervals or whenever a benchmark rate or index changes. The floating-rate and variable-rate instruments that the Funds may purchase include certificates of participation in such instruments. The interest rate adjustments generally limit the increase or decrease in the amount of interest received on the debt instruments. Floating-rate and variable-rate instruments are subject to interest rate risk and credit risk.

The Funds may purchase floating-rate and variable-rate obligations. The Funds may purchase floating-rate and variable-rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of thirteen months, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 397 days, as defined in accordance with Rule 2a-7 and the 1940 Act. Variable-rate demand notes are demand obligations that permit a Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between a Fund, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations ordinarily has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks.

These obligations are direct lending arrangements between the lender and borrower. There may not be an established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and a Fund may invest in obligations that are not so rated only if BGFA determines that at the time of investment the obligations are of comparable quality to the other obligations in which a Fund may invest. BGFA considers on an ongoing basis the creditworthiness of the issuers of the floating-rate and variable-rate demand obligations in a Fund's portfolio.

FOREIGN OBLIGATIONS. The Funds may invest in certain securities of non-U.S. issuers. Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. issuers. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or potentially confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries, potential restrictions of the flow of international capital and transaction costs of foreign currency conversions. Foreign issuers may be subject to less governmental regulation than U.S. issuers. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy with respect to growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

The Funds may invest in U.S. dollar-denominated short-term obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by BGFA to be of comparable quality to the other obligations in which the Funds may invest. The Funds may also invest in debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank and the InterAmerican Development Bank. The percentage of each Fund's assets invested in obligations of foreign governments and supranational entities will vary depending on the relative yields of such securities, the economic and financial markets of the countries in which the investments are made and the interest rate climate of such countries.

FORWARD COMMITMENTS, WHEN-ISSUED PURCHASES AND DELAYED-DELIVERY TRANSACTIONS.
 The Funds may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines or the value of the security to be sold increases before the settlement date. Although the Funds will generally purchase securities with the intention of acquiring them, the Funds may dispose of securities purchased on a when-issued, delayed-delivery or a forward commitment basis before settlement when deemed appropriate by BGFA.

FUNDING AGREEMENTS. The Funds may invest in short-term funding agreements. A funding agreement is a contract between an issuer and a purchaser that obligates the issuer to pay a guaranteed rate of interest on a principal sum deposited by the purchaser. Funding agreements will also guarantee the return of principal and may guarantee a stream of payments over time. A funding agreement has a fixed maturity and may have either a fixed-, variable- or floating-interest rate that is based on an index and guaranteed for a fixed time period. The Funds will purchase short-term funding agreements only from banks and insurance companies. The Funds may also purchase Guaranteed Investment Contracts ("GICs").

The secondary market, if any, for these funding agreements is limited; thus, such investments purchased by the Funds may be treated as illiquid. If a funding agreement is determined to be illiquid it will be valued at its fair market value as determined by procedures approved by the Board of Trustees. Valuation of illiquid indebtedness involves a greater degree of judgment in determining the value of each Fund's assets than if the value were based on available market quotations.


ILLIQUID SECURITIES. Each Fund may invest in securities as to which a liquid trading market does not exist, provided such investments are consistent with its investment objective. Such securities may include securities that are not readily marketable, such as privately issued securities and other securities that are subject to legal or contractual restrictions on resale, floating-rate and variable-rate demand obligations as to which the Fund cannot exercise a demand feature on not more than seven days' notice and as to which there is no secondary market, and repurchase agreements providing for settlement more than seven days after notice.


INVESTMENT COMPANY SECURITIES. Each Fund may invest in shares of open-end investment companies, including investment companies that are affiliated with the Funds and BGFA, that invest exclusively in high-quality short-term securities to the extent permitted under the 1940 Act, including the rules, regulations and exemptive orders obtained thereunder; provided, however, that a Fund, if it has knowledge that its beneficial interests are purchased by another investment company investor pursuant to Section 12(d)(1)(G) of the 1940 Act, will not acquire any securities of registered open-end management investment companies or registered unit investment trusts in reliance on
Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act. Other investment companies in which a Fund invests can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Fund. A Fund may also purchase shares of exchange listed closed-end funds to the extent permitted under the 1940 Act. Under the 1940 Act, a Fund's investment in investment companies is limited to, subject to certain exceptions, (i) 3% of the total outstanding voting stock of any one investment company, (ii) 5% of the Fund's total assets with respect to any one investment company, and (iii) 10% of the Fund's total assets with respect to investment companies in the aggregate. To the extent allowed by law or regulation, each Fund may invest its assets in securities of investment companies that are money market funds, including those advised by BGFA or otherwise affiliated with BGFA, in excess of the limits discussed above.

LETTERS OF CREDIT. Certain of the debt obligations (including municipal securities, certificates of participation, commercial paper and other short-term obligations) that the Funds may purchase may be backed by an unconditional and irrevocable letter of credit issued by a bank, savings and loan association or insurance company that assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies that, in the opinion of BGFA, are of comparable quality to issuers of other permitted investments of the Funds may be used for letter of credit-backed investments.

LOANS OF PORTFOLIO SECURITIES. Each Fund may lend portfolio securities to certain creditworthy borrowers, including borrowers affiliated with BGFA. The borrowers provide collateral that is maintained in an amount at least equal to the current market value of the securities loaned plus any accrued interest or dividends. A Fund may terminate a loan at any time and obtain the return of the securities loaned. Each Fund receives the value of any interest or cash or non-cash distributions paid on the loaned securities.

With respect to loans that are collateralized by cash, the borrower will be entitled to receive a fee based on the amount of cash collateral. The Fund is compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, the Fund is compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities. Any cash collateral may be reinvested in certain short-term instruments either directly on behalf of each lending Fund or through one or more joint accounts or money market funds, including those managed by BGFA.

Securities lending involves exposure to certain risks, including operational risk (I.E., the risk of losses resulting from problems in the settlement and accounting process), "gap" risk (I.E., the risk of a mismatch between the return on cash collateral reinvestments and the fees the Fund has agreed to pay a borrower), and credit, legal, counterparty and market risk. In the event a borrower does not return a Fund's securities as agreed, the Fund may experience losses if the proceeds received from liquidating the collateral do not at least equal the value of the loaned security at the time the collateral is liquidated plus the transaction costs incurred in purchasing replacement securities.

A Fund may pay a portion of the interest or fees earned from securities lending to a borrower as described above, and to a securities lending agent who administers the lending program in accordance with guidelines approved by the Trust's Board of Trustees. Barclays Global Investors, N.A. ("BGI") acts as securities lending agent for the Funds subject to the overall supervision of BGFA. BGI receives a portion of the revenues generated by securities lending activities as compensation for its services in this regard.

LOAN PARTICIPATION AGREEMENTS. Each Fund may purchase interests in loan participations that typically represent direct participation in a loan to a corporate borrower, and generally are offered by an intermediary bank or other financial institution or lending syndicate. Under these loan participation arrangements, a Fund will have the right to receive payments of principal, interest and any fees to which it is entitled from the bank selling the loan participation upon receipt by the bank of the payments from the borrower. The borrower in the underlying loan will be deemed to be the issuer of the participation interest except to the extent the Fund derives its rights from the intermediary bank that sold the loan participation. Such loans must be made to issuers in whose obligations the Funds may invest.

Because the bank issuing the loan participation does not guarantee the participation in any way, the participation is subject to the credit risks associated with the underlying corporate borrower. In addition, it may be necessary under the terms of the loan participation for the Funds to assert their rights against the underlying corporate borrower in the event that the underlying corporate borrower should fail to pay principal and interest when due. Thus, the Funds could be subject to delays, expenses, and risks that are greater than those that would have been involved if the Funds had purchased a direct obligation of the borrower. Moreover, under the terms of the loan participation, the Funds may be regarded as creditors of the issuing bank (rather than of the underlying corporate borrower), so that the Funds also may be subject to the risk that the issuing bank may become insolvent. Further, in the event of the bankruptcy or insolvency of the corporate borrower, the loan participation might be subject to certain defenses that can be asserted by the borrower as a result of improper conduct by the issuing bank.

The secondary market, if any, for these loan participation interests is limited; thus, such participations purchased by the Funds may be treated as illiquid. If a loan participation is determined to be illiquid, it will be valued at its fair market value as determined by procedures approved by the Board of Trustees. Valuation of illiquid indebtedness involves a greater degree of judgment in determining the value of each Fund's assets than if the value were based on available market quotations.


MORTGAGE PASS-THROUGH SECURITIES. Each Fund may invest in mortgage pass-through securities, which are a category of pass-through securities backed by pools of mortgages and issued by one of several U.S. government entities or U.S. government-sponsored enterprises including: the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation. In the basic mortgage pass-through structure, mortgages with similar issuer, term and coupon characteristics are collected and aggregated into a "pool" consisting of multiple mortgage loans. The pool is assigned a CUSIP number and undivided interests in the pool are traded and sold as pass-through securities. The holder of the security is entitled to a pro rata share of principal and interest payments (including unscheduled prepayments) from the pool of mortgage loans.


The Funds may, to the extent permitted by Rule 2a-7 under the 1940 Act, invest in mortgage securities issued by private non-government entities. Mortgage securities issued by non-government entities may be subject to greater credit risk than those issued by government entities or government-sponsored enterprises. The performance of privately-issued mortgage securities may depend on the integrity and competence of the institutions that originate the underlying mortgages, yet investors in these mortgage securities may have only limited access to information enabling investors to evaluate the practices of these mortgage originators.

In order to prevent defaults by troubled mortgage borrowers, the sponsors of mortgage securities may have to renegotiate and investors in mortgage securities issued by government entities, government-sponsored enterprises or non-government entities may have to accept less favorable interest rates or other terms on the mortgages underlying these securities. Unanticipated mortgage defaults or renegotiations of mortgage terms are likely to depress the prices of related mortgage securities. Although mortgage securities may be supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations. Guarantees, insurance and other forms of credit enhancement supporting mortgage securities may also be insufficient to cover all losses on underlying mortgages if mortgage borrowers default at a greater than expected rate. Non-government mortgage securities may be subject to greater price changes than government issues.

An investment in a specific pool of pass-through securities requires an analysis of the specific prepayment risk of mortgages within the covered pool (since mortgagors typically have the option to prepay their loans). The level of prepayments on a pool of mortgage securities is difficult to predict and can impact the subsequent cash flows and value of the mortgage pool. In addition, when trading specific mortgage pools, precise execution, delivery and settlement arrangements must be negotiated for each transaction. These factors combine to make trading in mortgage pools somewhat cumbersome. For these and other reasons, the Funds may obtain exposure to U.S. agency mortgage pass-through securities primarily through the use of "to-be-announced" or "TBA transactions." "TBA" refers to a commonly used mechanism for the forward settlement of U.S. agency mortgage pass-through securities, and not to a separate type of mortgage-backed security. Most transactions in mortgage pass-through securities occur through the use of TBA transactions. TBA transactions generally are conducted in accordance with widely-accepted guidelines that establish commonly observed terms and conditions for execution, settlement and delivery. In a TBA transaction, the buyer and seller decide on general trade parameters, such as agency, settlement date, par amount, and price. The actual pools delivered generally are determined two days prior to the settlement date. The Funds may use TBA transactions in several ways. For example, the Funds may regularly enter into TBA agreements and "roll over" such agreements prior to the settlement date stipulated in such agreements. This type of TBA transaction is sometimes known as a "TBA roll." In a "TBA roll," a Fund generally will sell the obligation to purchase the pools stipulated in the TBA agreement prior to the stipulated settlement date and will enter into a new TBA agreement for future delivery of pools of mortgage pass-through securities. In addition, a Fund may enter into TBA agreements and settle such transactions on the stipulated settlement date by accepting actual receipt or delivery of the pools of mortgage pass-through securities stipulated in the TBA agreement. Default by or bankruptcy of a counterparty to a TBA transaction would expose a Fund to possible loss because of adverse market action, expenses or delays in connection with the purchase or sale of the pools of mortgage pass-through securities specified in the TBA transaction. To minimize this risk, the Funds will enter into TBA transactions only with established counterparties (such as major broker-dealers) and BGFA will monitor the creditworthiness of such counterparties. The use of "TBA rolls" may cause the Funds to experience higher portfolio turnover and to pay higher capital gain distributions, which may result in larger amounts of short-term capital gains allocable to shareholders.

MUNICIPAL SECURITIES. Each Fund may invest in municipal securities. Municipal securities are generally issued by states and local governments and their agencies, authorities and other instrumentalities. Municipal bonds are subject to interest rate, credit and market risk. The ability of a municipal security issuer to make payments on that security could be affected by litigation, legislation or other political events or the bankruptcy of the issuer. Lower rated municipal bonds are subject to greater credit and market risk than higher quality municipal bonds. Municipal securities in which the Funds may invest include, but are not limited to, municipal lease obligations and securities issued by entities whose underlying assets are municipal bonds.

Each Fund will invest in high-quality, long-term municipal bonds, municipal notes and short-term commercial paper with remaining maturities not exceeding 397 calendar days.

PARTICIPATION INTERESTS. Each Fund may invest in participation interests in any type of security in which the Fund may invest. A participation interest gives the Fund an undivided interest in the underlying securities in the proportion that the Fund's participation interest bears to the total principal amount of the underlying securities.


REPURCHASE AGREEMENTS. Each Fund will enter into repurchase agreements with certain counterparties. Repurchase agreements involve an agreement to purchase financial instruments and to resell those instruments back to the same counterparty at an agreed-upon date and price, which price reflects a rate of interest unrelated to a coupon rate or maturity of the purchased instruments. The value of the instruments purchased may be more or less than the price at which the counterparty has agreed to repurchase them. As protection against the risk that the counterparty will not fulfill its obligation, the instruments are marked-to-market daily and are maintained at a value at least equal to the sale price plus the accrued incremental amount. Delays or losses could result if the counterparty to the repurchase agreement defaults or becomes insolvent. The Funds will only enter into repurchase agreements with counterparties whose creditworthiness has been reviewed and found satisfactory by BGFA.


RESTRICTED SECURITIES. Restricted securities are subject to legal restrictions on their sale. Difficulty in selling restricted securities may result in a loss or be costly to the Funds. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, as amended, or in a registered public offering. Where registration is required, the restricted security's holder may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time the holder decides to seek registration and the time the holder may be permitted to sell the security under an effective registration statement. If, during that period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.

UNRATED INVESTMENTS. Each Fund may purchase instruments that are not rated if, in the opinion of BGFA, such obligations are of an investment quality that is comparable to other rated investments that are permitted for purchase by a Fund, and they are purchased in accordance with the Trust's procedures adopted by the Trust's Board of Trustees in accordance with Rule 2a-7 under the 1940 Act. Such procedures require approval or ratification by the Board of Trustees of the purchase of unrated securities. After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require an immediate sale of such security by a Fund provided that, when a security ceases to be rated, BGFA determines that such security presents minimal credit risks and, provided further that, when a security rating is downgraded below the eligible quality for investment or no longer presents minimal credit risks, BGFA finds that the sale of such security would not be in a Fund's shareholders' best interests.


To the extent the ratings given by a nationally recognized statistical ratings organization ("NRSRO") may change as a result of changes in such organization or its rating systems, the Funds will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in their Prospectuses and this SAI.

U.S. GOVERNMENT OBLIGATIONS. Each Fund may invest in U.S. government obligations, including securities issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities. Payment of principal and interest on U.S. government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury obligations and GNMA certificates), or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA notes). In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities where it is not obligated to do so. As a general matter, the value of debt instruments, including U.S. government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

U.S. TREASURY OBLIGATIONS. U.S. Treasury obligations are direct obligations of the U.S. government that are backed by the full faith and credit of the United States. U.S. Treasury obligations include, among other things, U.S. Treasury bills, notes, bonds, and the separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury if such components are traded independently under the Separate Trading of Registered Interest and Principal of Securities Program ("STRIPS").

Portfolio Holdings Information

The Boards of Trustees of the Trust and MIP have adopted a policy regarding the disclosure of portfolio holdings information that requires that such information be disclosed in a manner that (a) is consistent with applicable legal requirements and in the best interests of each Fund's and Master Portfolio's respective shareholders or interestholders, as applicable; (b) does not put the interests of the Investment Adviser, the Funds' distributor, SEI Investments Distribution Co. (the "Distributor" or "SEI"), or any affiliated person of the Funds, the Master Portfolios, the Investment Adviser or the Distributor, above those of the Funds' shareholders and the Master Portfolios' interestholders; (c) does not advantage any current or prospective Fund shareholders or Master Portfolio interestholders over any other current or prospective Fund shareholders or Master Portfolio interestholders; and (d) does not provide selective access to portfolio holdings information except pursuant to the procedures outlined below and to the extent appropriate confidentiality arrangements and/or control mechanisms (such as by virtue of duties to the Funds or the Master Portfolios) limiting the use of such information are in effect. None of the Funds, the Master Portfolios, the Investment Adviser or BGI receive any compensation or other consideration in connection with the disclosure of portfolio holdings information pursuant to the arrangements described below.

The policy described herein only relates to the disclosure of portfolio holdings information of the Funds and the Master Portfolios.

SERVICE PROVIDERS. Daily access to information concerning portfolio holdings is permitted, without any lag between the date of the information and the date on which such information is disclosed, (i) to personnel of the Investment Adviser who manage the Master Portfolios' assets ("Portfolio Managers") or who provide administrative, operational, risk management, or other support to the Portfolio Managers ("Support Staff"), and (ii) to other personnel of the Investment Adviser and the Funds' and Master Portfolios' service providers, such as BGI, State Street Bank and Trust Company ("State Street") and SEI, who deal directly with, or assist in, functions related to investment management, administration, custody, and fund accounting, as may be necessary to conduct business in the ordinary course in a manner consistent with agreements with the Master Portfolios and the Funds and the terms of their respective current registration statements. Portfolio Managers and Support Staff may also release and discuss portfolio holdings information with various broker-dealers, including broker-dealers affiliated with the Investment Adviser, in connection with managing the Master Portfolios' assets and settling the Master Portfolios' transactions, as may be necessary to conduct business in the ordinary course in a manner consistent with agreements with the Master Portfolios and the Funds and the terms of their respective current registration statements.

From time to time, portfolio holdings information may also be provided, in the ordinary course of business without any lag between the date of the information and the date on which such information is disclosed (provided that such information is provided no earlier than the close of trading on the same business day as the date of such information), to other persons and entities, including, among others, the Trust's and MIP's Trustees; the auditors of the Funds and the Master Portfolios; counsel to the Trust or MIP, and counsel to the Trustees who are not "interested persons" of the Trust or MIP (as such term is defined in the 1940 Act) (the "Independent Trustees"); pricing service vendors; proxy voting service providers; financial printers; regulatory authorities; stock exchanges and other listing organizations; rating or ranking organizations; or as otherwise required by law or regulation. The following is a list, as of March 31, 2008, of all such persons and entities with which the Funds and the Master Portfolios have ongoing arrangements to provide portfolio holdings information in the ordinary course of business without any lag as described above: Moody's(Reg.
TM) Investors Services, Inc. ("Moody's"), Standard & Poor's(Reg. TM) Rating Services, a division of McGraw-Hill Companies, Inc. ("S&P(Reg. TM)"), Lipper, Inc. and Morningstar, Inc., as the rating organizations for certain of the Master Portfolios; and Interactive Data Corp. and Reuters, as pricing services for the Master Portfolios. Any additions, modifications or deletions to the foregoing list that have occurred since March 31, 2008 are not reflected. Generally, the above persons and entities are subject to duties of confidentiality arising under law or contract that the Boards of Trustees of the Trust and MIP believe provide an adequate safeguard for such information.

THIRD-PARTY FEEDER FUNDS. Each Master Portfolio provides portfolio holdings information to the sponsors, administrators or other service providers for feeder funds sponsored by institutions not affiliated with BGFA that invest in such Master Portfolio (each, a "third-party feeder fund") as may be necessary to (i) conduct business of the third-party feeder funds in the ordinary course in a manner consistent with agreements with the third-party feeder funds and the terms of the Master Portfolio's current registration statement, or (ii) satisfy legal requirements applicable to the third-party feeder funds. Such portfolio holdings information may be provided without any lag between the date of the information and the date on which such information is disclosed. Each third-party feeder fund is subject to the terms and duties of confidentiality of its own portfolio holdings disclosure policy as adopted by its board of directors or trustees (which policy may be different than the Trust's and MIP's policy described herein), and none of BGFA, BGI or the Board of Trustees of the Trust or MIP exercises control over any third-party feeder fund's policies. The following is a list, as of March 31, 2008, of third-party feeder funds and their service providers with which the Master Portfolios have ongoing arrangements to provide portfolio holdings information: Barclays Global Investors Cayman Prime Money Market Fund, Ltd., Hewitt Money Market Fund, Hewitt Series Trust, Hewitt Financial Services LLC, PayPal Money Market Fund, PayPal Funds, and PayPal Asset Management, Inc. Such information is generally provided within five business days following month-end. Any additions, modifications or deletions to the foregoing list that have occurred since March 31, 2008 are not reflected.


BGFA, BGI and the Master Portfolios may also provide portfolio holdings information to the sponsors, administrators or other service providers for a potential third-party feeder fund to the extent necessary for such entities to evaluate a potential investment in the relevant Master Portfolio, subject to appropriate confidentiality arrangements limiting the use of such information to that purpose.

SECURITIES AND EXCHANGE COMMISSION FILINGS. Each Fund will disclose its complete portfolio holdings schedule in public filings with the SEC on a quarterly basis, based on such Fund's fiscal year, within 70 days after the end of the calendar quarter, and will provide that information to shareholders, as required by federal securities laws and regulations thereunder.


OTHER PUBLIC DISCLOSURE. A Fund or its related Master Portfolio may voluntarily disclose portfolio holdings information in advance of required filings with the SEC to persons and entities that make such information generally available to interested persons, such as institutional investors and their advisers and representatives. These persons and entities may make such information available through a variety of methods, including without limitation via websites, e-mail and other forms of publication. Such portfolio holdings information may be provided without any lag between the date of the information and the date on which such information is disclosed, provided that such information is provided no earlier than the close of trading on the same business day as the date of such information. No conditions or restrictions are placed on the use of such information because the Funds and the Master Portfolios intend that the persons and entities to which such information is provided will make such information generally available to all interested persons. The following is a list, as of March 31, 2008, of all such persons and entities with which the Funds or the Master Portfolios have ongoing arrangements to provide portfolio holdings information and the frequency with which such information is provided: iMoney Net (weekly) and Bloomberg (monthly). Any additions, modifications or deletions to the foregoing list that have occurred since March 31, 2008 are not reflected.

APPROVED RECIPIENTS. The Funds' and the Master Portfolios' Chief Compliance Officer may also authorize disclosure of portfolio holdings information to approved recipients pursuant to the above policy.


The Boards of Trustees of the Trust and MIP review the above policy and the procedures with respect to the disclosure of portfolio holdings information at least annually. There can be no assurance that the Trust's and MIP's policy and procedures with respect to disclosure of portfolio holdings information will prevent the misuse of such information by persons that receive such information.

Management


The Trust's Board of Trustees has responsibility for the overall management and operations of the Funds. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Officers generally serve at the pleasure of the Trustees. The Trust, MIP, iShares Trust and iShares, Inc. are considered to be members of the same fund complex, as defined in Form N-1A under the 1940 Act. Lee T. Kranefuss also serves as a Trustee of MIP and iShares Trust and as a Director of iShares, Inc. Each other Trustee of the Trust also serves as a Trustee for MIP. The Trust's Trustees have designated Leo Soong as the Lead Independent Trustee. The address for each Trustee and officer, unless otherwise noted in the tables below, is Barclays Global Investors, N.A., c/o Mutual Fund Administration, 400 Howard Street, San Francisco, CA 94105.


INTERESTED TRUSTEES


                                                                                     NUMBER OF
                                                                                    PORTFOLIOS
                                                                                      IN FUND
                                                                                      COMPLEX
                           POSITION(S), LENGTH         PRINCIPAL OCCUPATION          OVERSEEN
 NAME AND YEAR OF BIRTH        OF SERVICE             DURING PAST FIVE YEARS        BY TRUSTEE         OTHER DIRECTORSHIPS
-----------------------   --------------------   --------------------------------   ----------   --------------------------------
Lee T. Kranefuss*         Trustee (since 2001)   Chief Executive Officer, iShares       182      Trustee of MIP (since 2001);
(1961)                    and Chairman of the    Intermediary Index and Market                   Trustee of iShares Trust
                          Board (since 2007).    Group of BGI (since 2003); Chief                (since 2003);
                                                 Executive Officer of the                        Director of iShares, Inc. (since
                                                 Intermediary Investor and                       2003).
                                                 Exchange Traded Products
                                                 Business of BGI (2003-2005);
                                                 Director of BGFA (since 2005);
                                                 Director, President and Chief
                                                 Executive Officer of Barclays
                                                 Global Investors International,
                                                 Inc.(since 2005); Director and
                                                 Chairman of Barclays Global
                                                 Investors Services (since 2005);
                                                 Chief Executive Officer of the
                                                 Individual Investor Business of
                                                 BGI (1999-2003).

H. Michael Williams*      Trustee and            Head of Global Index and               26       Trustee (since 2007) of MIP;
(1960)                    President (since       Markets Group of BGI (since                     Trustee (since 2007) of the
                          2007).                 2006); Global Head of Securities                University of California
                                                 Lending, BGI (2002-2006).                       Berkeley Foundation.


-------
* Each of Mr. Kranefuss and Mr. Williams is deemed to be an Interested Trustee due to his affiliations with BGFA, the investment adviser of the Master Portfolios and BGI, the parent company of BGFA and the administrator of the Funds and the Master Portfolios. "Interested Trustee" has the same meaning as "interested person" (as defined in the 1940 Act).

INDEPENDENT TRUSTEES


                                                                                       NUMBER OF
                                                                                      PORTFOLIOS
                                                                                        IN FUND
                                                                                        COMPLEX
                           POSITION(S), LENGTH          PRINCIPAL OCCUPATION           OVERSEEN
NAME AND YEAR OF BIRTH         OF SERVICE              DURING PAST FIVE YEARS         BY TRUSTEE        OTHER DIRECTORSHIPS
-----------------------   --------------------   ----------------------------------   ----------   ------------------------------
Mary G. F. Bitterman      Trustee (since 2001)   President (since 2004) and               26       Trustee (since 2001) of MIP;
(1944)                    and Chairperson of     Director (since 2002) of the                      Director (since 1984) and
                          the Nominating and     Bernard Osher Foundation;                         Lead Independent Director
                          Governance             Director (2003-2004) of Osher                     (since 2000) of the Bank of
                          Committee (since       Lifelong Learning Institutes;                     Hawaii; Director (since 2002)
                          2006).                 President and Chief Executive                     and Chairman (since 2005) of
                                                 Officer (2002-2003) of The James                  the Board of PBS (Public
                                                 Irvine Foundation.                                Broadcasting Service).

A. John Gambs             Trustee and            Retired.                                 26       Trustee (since 2006) of MIP.
(1945)                    Chairperson of the
                          Audit Committee
                          (since 2006).

Hayne E. Leland           Trustee (since         Professor of Finance (since 1974)        26       Trustee (since 2007) of MIP.
(1941)                    2007).                 at University of California,
                                                 Berkeley: Haas School of
                                                 Business.

Jeffrey M. Lyons          Trustee (since         Retired (since 2006); President          26       Trustee (since 2007) of MIP.
(1955)                    2007).                 (2004-2006) of Active Trader
                                                 Business and President (2001-
                                                 2004) of the Asset Management
                                                 Division of Charles Schwab & Co.

Wendy Paskin-             Trustee (since         Managing Partner (since 1999)            26       Trustee (since 2006) of MIP;
Jordan (1956)             2006).                 of Paskin & Kahr Capital                          Director (since 2001) of the
                                                 Management; Registered                            California State Automobile
                                                 Representative (since 2005) of                    Association; Director (since
                                                 ThinkEquity Partners (broker-                     2001) of Maier Siebel Baber.
                                                 dealer); Registered
                                                 Representative (1999-2005) of
                                                 ePlanning Securities Inc. (broker-
                                                 dealer).

Leo Soong                 Trustee (since 2000)   President (since 2002) of Trinity        26       Trustee (since 2000) of MIP;
(1946)                    and Lead               Products LLC/IQ Organics LLC                      Vice Chairman (since 2005) of
                          Independent Trustee    (healthy beverage companies);                     the California Pacific Medical
                          (since 2006).          Managing Director (since 1989)                    Center; Director (since 1990)
                                                 of CG Roxane LLC (water                           of the California State
                                                 company).                                         Automobile Association;
                                                                                                   Director (since 2002) of the
                                                                                                   American Automobile
                                                                                                   Association.

OFFICERS


                          POSITION(S), LENGTH             PRINCIPAL OCCUPATION
 NAME AND YEAR OF BIRTH        OF SERVICE                DURING PAST FIVE YEARS
-----------------------   --------------------   -------------------------------------
Geoffrey D. Flynn         Treasurer and Chief    Director of Mutual Fund Operations
(1956)                    Financial Officer      of BGI (since 2007); President, Van
                          (since 2007).          Kampen Investors Services (2003-
                                                 2007); Managing Director, Morgan
                                                 Stanley (2002-2007); President,
                                                 Morgan Stanley Trust, FSB (2002-
                                                 2007).

Eilleen M. Clavere        Secretary              Head of Legal Administration of
(1952)                    (since 2007).          Intermediary Investors Business of
                                                 BGI (since 2006); Legal Counsel and
                                                 Vice President of Atlas Funds, Atlas
                                                 Advisers, Inc. and Atlas Securities,
                                                 Inc. (2005-2006); Counsel of
                                                 Kirkpatrick & Lockhart LLP (2001-
                                                 2005).

Stephen Monroe            Executive Vice         Global Head (since 2006) of Cash
(1960)                    President              Management of BGI; Managing
                          (since 2007).          Director (1997-2006), National Sales
                                                 Manager (1999-2006) and Global
                                                 Sales Manager (2003-2005) JP Morgan
                                                 Securities, Inc.


Ira P. Shapiro (1963)     Vice President and     Associate General Counsel, BGI
                          Chief Legal Officer    (since 2004); First Vice President of
                          (since 2007).          Merrill Lynch Investment Managers
                                                 ( 1993-2004).

David Lonergan            Vice President         Head of U.S. Cash Management
(1970)                    (since 2007).          (since 2002) of BGI; U.S. Liquidity
                                                 Manager (2000-2002) of BGI.

Alan Mason (1960)         Vice President         Head (since 2006) of Allocations and
                          (since 2007).          Solutions of BGI; Investment
                                                 Strategist (2000-2006) of BGI.



COMMITTEES. There are two standing committees of the Board of Trustees - the Nominating and Governance Committee and the Audit Committee. Members of the Nominating and Governance Committee and the Audit Committee include each Independent Trustee. The Nominating and Governance Committee is responsible for recommending to the Board persons to be nominated for election as Trustees by the shareholders or for appointment as Trustees by the sitting Trustees, when permissible. Pursuant to the rules under the 1940 Act, only Independent Trustees may select and nominate other Independent Trustees for BGIF. The Nominating and Governance Committee generally does not consider nominees recommended by shareholders, but may do so if the Nominating and Governance Committee deems it appropriate. Shareholders who want to recommend nominees can contact the Nominating and Governance Committee by sending a signed letter that provides relevant information regarding the nominee and includes: (a) the shareholder's name and address; (b) the number of shares owned by the shareholder; (c) the Fund(s) of which the shareholder owns shares; and (d) if such shares are owned indirectly through a broker, financial intermediary or other record owner, the name of the broker, financial intermediary or other record owner. The letter should be addressed to BGIF Board of Trustees - Nominating and Governance Committee, c/o Barclays Global Investors, N.A. - Mutual Fund Administration, 400 Howard Street, San Francisco, CA 94105. Mary G.
F. Bitterman serves as Chairperson of the Nominating and Governance Committee. During the fiscal year ended December 31, 2007, the Nominating and Governance Committee held four meetings.

The Audit Committee operates pursuant to a separate charter and is responsible for, among other things, overseeing the Funds' accounting and financial reporting practices, reviewing the results of the annual audits of the Funds' financial statements and interacting with the Funds' independent auditors on behalf of the full Board. A. John Gambs serves as Chairperson of the Audit Committee. During the fiscal year ended December 31, 2007, the Audit Committee held four meetings.

BENEFICIAL EQUITY OWNERSHIP INFORMATION. The table below shows for each Trustee the amount of interests in each Fund beneficially owned by the Trustee and the aggregate value of all investments in equity securities within the same family of investment companies, stated as one of the following ranges: 0 = $0; A = $1-$10,000; B = $10,001-$50,000; C = $50,001-$100,000; and D = over
$100,000.

DOLLAR RANGE OF EQUITY SECURITIES IN THE FUNDS AND
THE FAMILY OF INVESTMENT COMPANIES (AS OF DECEMBER 31, 2007)
------------------------------------------------------------

                                                                                   AGGREGATE
                                                                                    DOLLAR
                                                                                   RANGE OF
                                                                                  SECURITIES
                                                                                 IN THE FAMILY
                        GOVERNMENT   INSTITUTIONAL                   TREASURY         OF
                          MONEY          MONEY       PRIME MONEY      MONEY       INVESTMENT
INTERESTED TRUSTEE     MARKET FUND    MARKET FUND    MARKET FUND   MARKET FUND     COMPANIES
--------------------   -----------   -------------   -----------   -----------   -------------
Lee T. Kranefuss       0             0               0             0             D
H. Michael Williams    0             0               0             0             D

                                                                                   AGGREGATE
                                                                                    DOLLAR
                                                                                   RANGE OF
                                                                                  SECURITIES
                                                                                 IN THE FAMILY
                        GOVERNMENT   INSTITUTIONAL                   TREASURY         OF
                          MONEY          MONEY       PRIME MONEY      MONEY       INVESTMENT
INDEPENDENT TRUSTEES   MARKET FUND    MARKET FUND    MARKET FUND   MARKET FUND     COMPANIES
--------------------   -----------   -------------   -----------   -----------   -------------
Mary G. F. Bitterman   0             0               0             0             0
A. John Gambs          0             0               0             0             0
Hayne E. Leland        0             0               0             0             0
Jeffrey M. Lyons       0             0               0             0             0
Wendy Paskin-Jordan    0             0               0             0             0
Leo Soong              0             0               0             0             0

OWNERSHIP OF SECURITIES OF CERTAIN ENTITIES. The Independent Trustees and their immediate family members, as of December 31, 2007, did not own any securities of BGFA, the Distributor, or any entity controlling, controlled by, or under common control with BGFA or the Distributor as of such a date, unless noted above.


CODES OF ETHICS. The Trust, BGFA and SEI have adopted Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Codes of Ethics permit personnel subject to the Codes of Ethics to invest in securities, subject to certain limitations, including securities that may be purchased or held by the Funds. The Codes of Ethics are on public file with, and are available from, the SEC.

SHAREHOLDER COMMUNICATION TO THE BOARD OF TRUSTEES. The Board of Trustees has established a process for shareholders to communicate with the Board of Trustees. Shareholders may contact the Board of Trustees by mail. Correspondence should be addressed to Barclays Global Investors Funds Board of Trustees, c/o Barclays Global Investors, N.A. - Mutual Fund Administration, 400 Howard Street, San Francisco, CA 94105. Shareholder communication to the Board of Trustees should include the following information: (a) the name and address of the shareholder; (b) the number of shares owned by the shareholder; (c) the Fund(s) of which the shareholder owns shares; and (d) if these shares are owned indirectly through a broker, financial intermediary or other record owner, the name of the broker, financial intermediary or other record owner. All correspondence received as set forth above shall be reviewed by the Secretary of the Trust and reported to the Board of Trustees.


COMPENSATION OF TRUSTEES. As of January 1, 2008, the Trust pays each Independent Trustee the Trust's allocable share of the following Independent Trustee fees and expenses: (i) an annual base fee of $50,000; (ii) a per meeting fee of $5,500 for meetings of the Board attended by the Trustee; and
(iii) a committee meeting fee of $2,000 for each committee meeting attended by the Trustee. The Chairperson of the Audit Committee is paid the Trust's allocable share of an annual fee of $8,500 and the Chairperson of the Nominating and Governance Committee is paid the Trust's allocable share of an annual fee of $3,000. The Lead Independent Trustee is paid the Trust's allocable share of an additional annual base fee of $15,000. These Independent Trustee fees and expenses are allocated between the Trust and MIP, based on their respective assets under management.

During the period January 1, 2007 through December 31, 2007, the Trust paid each Independent Trustee its allocable share of the following fees and expenses: (i) an annual base fee of $35,000; (ii) a per meeting fee of $5,000 for meetings of the Board attended by the Trustee; and (iii) a committee meeting fee of $1,000 for each committee meeting attended by the Trustee. The Chairperson of the Audit Committee was paid the Trust's allocable share of an annual fee of $5,000 and the Chairperson of the Nominating and Governance Committee was paid the Trust's allocable share of an annual fee of $2,500. The Lead Independent Trustee was paid the Trust's allocable share of an additional annual base fee of $10,000. These Independent Trustee fees and expenses were allocated between the Trust and MIP, based on their respective assets under management.


The Trust reimburses each Trustee for travel and other out-of-pocket expenses incurred by him/her in connection with attending Board and committee meetings. Currently, the Trustees do not receive any retirement benefits or deferred compensation from the fund complex, as defined in Form N-1A under the 1940 Act.

COMPENSATION TABLE

FOR THE FISCAL YEAR ENDED DECEMBER 31, 2007
-------------------------------------------

                              AGGREGATE COMPENSATION    TOTAL COMPENSATION
NAME OF INTERESTED TRUSTEE        FROM THE TRUST       FROM FUND COMPLEX(1)
---------------------------   ----------------------   --------------------
Lee T. Kranefuss                         $0                      $0
H. Michael Williams                      $0                      $0


                               AGGREGATE COMPENSATION    TOTAL COMPENSATION
NAME OF INDEPENDENT TRUSTEES       FROM THE TRUST       FROM FUND COMPLEX(1)
----------------------------   ----------------------   --------------------
Mary G. F. Bitterman           $26,673                         $75,500
A. John Gambs                  $27,567                         $78,000
Hayne E. Leland(2)             $ 4,983                         $15,750
Jeffrey M. Lyons(2)            $ 4,983                         $15,750
Wendy Paskin-Jordan            $25,779                         $73,000
Leo Soong                      $29,356                         $83,000


-------
(1)   Includes compensation for services on the Board of Trustees of MIP.

(2) Hayne E. Leland and Jeffrey M. Lyons were elected to serve as Trustees on November 16, 2007.


Control Persons and Principal Holders of Securities

As of March 31, 2008, the shareholders below were known by the Trust to own 5% or more of the outstanding shares of the specified Fund's outstanding Premium, Institutional, Select, Trust and Aon Captives Shares, as the case may be, in the listed capacity. As of such date, the Capital Shares of the Funds have not yet commenced operations.

                                                                    PERCENTAGE
                                                                     OF SHARE    NATURE OF
           NAME OF FUND           NAME AND ADDRESS OF SHAREHOLDER     CLASS      OWNERSHIP
-------------------------------   -------------------------------   ----------   ---------
Prime Money Market Fund

Premium Shares                    BANC OF AMERICA SECURITIES LLC         6%       Record
                                  200 N COLLEGE ST, 3RD FLR
                                  CHARLOTTE, NC 28255

                                  ADP PACIFIC INC.                       9%       Record
                                  800 DELAWARE AVENUE, SUITE 602
                                  WILMINGTON, DE 19801

                                  CITIGROUP GLOBAL MARKET INC.          12%       Record
                                  333 WEST 34TH STREET
                                  NEW YORK, NY 10001

                                  CALHOUN AND CO                        12%       Record
                                  411 W LAFAYETTE MC 3455
                                  DETROIT, MI 48226

                                  CHICAGO MERCANTILE EXCHANGE INC       37%       Record
                                  30 SOUTH WACKER DRIVE
                                  CHICAGO, IL 60606
Capital Shares                    ST. JUDE MEDICAL, INC                100%       Record

Institutional Shares              INVESTORS BANK & TRUST                 6%       Record
                                  MAIL CODE TRD 18
                                  200 CLARENDON STREET
                                  BOSTON, MA 02116

                                  INVESTORS BANK & TRUST                36%       Record
                                  MAIL CODE TRD 18
                                  200 CLARENDON STREET
                                  BOSTON, MA 02116

Select Shares                     BEAR STEARNS SECURITIES CORP           5%       Record
                                  ONE METROTECH CENTER NORTH
                                  BROOKLYN, NY 11201

                                  BANC OF AMERICA SECURITIES LLC        44%       Record
                                  200 N COLLEGE ST, 3RD FLR
                                  CHARLOTTE, NC 28255

                                  UNION BANK TRUST                      49%       Record
                                  530 B STREET
                                  SAN DIEGO, CA 92101

Trust Shares                      BARCLAYS CALIFORNIA CORPORATION      100%       Record
                                  33RD FLOOR 45 FREMONT STREET
                                  SAN FRANCISCO, CA 94105
Institutional Money Market Fund

Premium Shares                    BROWN BROTHERS HARRIMAN & CO.         10%       Record
                                  140 BROADWAY
                                  NEW YORK, NY 10005

                                  CHICAGO MERCANTILE EXCHANGE INC       21%       Record
                                  30 SOUTH WACKER DRIVE
                                  CHICAGO, IL 60606

                                                                  PERCENTAGE
                                                                   OF SHARE    NATURE OF
     NAME OF FUND           NAME AND ADDRESS OF SHAREHOLDER         CLASS      OWNERSHIP
--------------------   ----------------------------------------   ----------   ---------
                       CHICAGO MERCANTILE EXCHANGE INC                66%       Record
                       30 SOUTH WACKER DRIVE
                       CHICAGO, IL 60606

Capital Shares         BARCLAYS CALIFORNIA CORPORATION               100%       Record
                       33RD FLOOR 45 FREMONT STREET
                       SAN FRANCISCO, CA 94105

Institutional Shares   THE WALT DISNEY COMPANY                         6%       Record
                       500 SOUTH BUENA VISTA STREET
                       BURBANK, CA 91521

                       LEHMAN BROTHERS INC.                            7%       Record
                       70 HUDSON STREET, 7TH FLOOR
                       JERSEY CITY, NJ 07302

                       ELECTRONIC ARTS INC.                           10%       Record
                       209 REDWOOD SHORES PARKWAY
                       REDWOOD CITY, CA 94065

                       INVESTORS BANK & TRUST                         10%       Record
                       MAIL CODE TRD 18
                       200 CLARENDON STREET
                       BOSTON, MA 02116

                       DELOITTE & TOUCHE USA LLP                      42%       Record
                       SELLS DRIVE
                       HERMITAGE, TN 37076

Select Shares          BEAR STEARNS SECURITIES CORP                   11%       Record
                       ONE METROTECH CENTER NORTH
                       BROOKLYN, NY 11201

                       BEAR STEARNS SECURITIES CORP                   13%       Record
                       ONE METROTECH CENTER NORTH
                       BROOKLYN, NY 11201

                       BANC OF AMERICA SECURITIES LLC                 68%       Record
                       200 N COLLEGE ST, 3RD FLR
                       CHARLOTTE, NC 28255

Trust Shares           FTCI AGENT REVENUE                            100%       Record
                       600 FIFTH ST
                       NEW YORK, NY 10020

Aon Captives Shares    BARCLAYS NOMINEES (MANX) LIMITED               11%       Record
                       BARCLAYS HOUSE VICTORIA STREET, PO BOX 9
                       DOUGLAS ISLE OF MAN, UK IM99 1AJ

                       BOM AMBIENTE INSURANCE COMPANY                 12%       Record
                       PO BOX 69 GT
                       GRAND CAYMAN ISLANDS

                       NRI INSURANCE COMPANY                          28%       Record
                       76 ST PAUL STREET SUITE 500
                       BURLINGTON, VT 05401-4477

                                                                                 PERCENTAGE
                                                                                  OF SHARE    NATURE OF
         NAME OF FUND                   NAME AND ADDRESS OF SHAREHOLDER            CLASS      OWNERSHIP
----------------------------   -----------------------------------------------   ----------   ---------
                               BARCLAYS NOMINEES (MANX) LIMITED                      44%        Record
                               BARCLAYS HOUSE VICTORIA STREET, PO BOX 9
                               DOUGLAS ISLE OF MAN, UK IM99 1AJ
Government Money Market Fund

Premium Shares                 CALHOUN AND CO                                        26%        Record
                               411 W LAFAYETTE MC 3455
                               DETROIT, MI 48226

                               BEAR STEARNS SECURITIES CORP                          70%        Record
                               ONE METROTECH CENTER NORTH
                               BROOKLYN, NY 11201

Capital Shares                 BARCLAYS CALIFORNIA CORPORATION                      100%        Record
                               33RD FLOOR 45 FREMONT STREET
                               SAN FRANCISCO, CA 94105

Institutional Shares           FIRST AMERITAS LIFE INSURANCE CORPORATION OF NY        8%        Record
                               400 RELLA BOULEVARD
                               SUFFERN, NY 10901

                               ELECTRONIC ARTS INC.                                  24%        Record
                               209 REDWOOD SHORES PARKWAY
                               REDWOOD CITY, CA 94065

                               BANC OF AMERICA SECURITIES LLC                        68%        Record
                               200 N COLLEGE ST, 3RD FLR
                               CHARLOTTE, NC 28255

Select Shares                  ALMAR SALES CO.                                       48%        Record
                               31 WEST 34TH STREET, 8TH FLOOR
                               NEW YORK, NY 10001

                               CAROLINA FIRST BANK                                   51%        Record
                               1501 MAIN STREET 3RD FLOOR
                               COLUMBIA, SC 29201

Trust Shares                   BARCLAYS CALIFORNIA CORPORATION                      100%        Record
                               33RD FLOOR 45 FREMONT STREET
                               SAN FRANCISCO, CA 94105
Treasury Money Market Fund

Premium Shares                 MELLON BANK NA                                         6%        Record
                               ONE MELLON BANK CENTER
                               500 GRANT STREET ROOM 151-0440
                               PITTSBURGH, PA 15258

                               PACIFIC MARITIME ASSOCIATION                          27%        Record
                               555 MARKET STREET, 3RD FLOOR
                               SAN FRANCISCO CA 94105

                               BANC OF AMERICA SECURITIES LLC                        66%        Record
                               200 N COLLEGE ST, 3RD FLR
                               CHARLOTTE, NC 28255

Capital Shares                 BARCLAYS CALIFORNIA CORPORATION                      100%        Record
                               33RD FLOOR 45 FREMONT STREET
                               SAN FRANCISCO, CA 94105

                                                         PERCENTAGE
                                                          OF SHARE    NATURE OF
     NAME OF FUND      NAME AND ADDRESS OF SHAREHOLDER    CLASS       OWNERSHIP
--------------------   -------------------------------   ----------   ---------
Institutional Shares   SULLIVAN & CROMWELL LLP                9%        Record
                       125 BROAD STREET
                       NEW YORK, NY 10004

                       COUNTY OF FAIRFAX                     86%        Record
                       12000 GOVERNMENT CENTER PARKWAY
                       FAIRFAX, VA 22035

Select Shares          WENDEL & CO.                          99%        Record
                       1 WALL STREET
                       NEW YORK, NY 10286

Trust Shares           BARCLAYS CALIFORNIA CORPORATION      100%        Record
                       33RD FLOOR 45 FREMONT STREET
                       SAN FRANCISCO, CA 94105


For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a Fund, or is identified as the holder of record of more than 25% of a Fund and has voting and/or investment powers, such shareholder may be presumed to control such Fund.


As of March 31, 2008, Trustees and officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Trust.


Investment Adviser and Other Service Providers

INVESTMENT ADVISER. The Funds are feeder funds in a master/feeder structure. As a result each Fund invests all of its assets in a related Master Portfolio of MIP. The Master Portfolios have retained BGFA as the investment adviser to manage their assets.

ADVISORY FEES. BGFA is entitled to receive monthly fees at the annual rate of 0.10% of each Master Portfolio's average daily net assets. From time to time, BGFA may waive such fees in whole or in part. Any such waiver will reduce the expenses of each Master Portfolio and, accordingly, have a favorable impact on its performance. BGFA has contractually agreed to waive a portion of its advisory fees and accept payment at an annual rate of 0.07% from May 1, 2006 through April 30, 2009 with respect to each Master Portfolio. Pursuant to the advisory contracts between BGFA and the Master Portfolios ("Advisory Contracts"), BGFA furnishes MIP's Board of Trustees with periodic reports on the investment strategy and performance of the Master Portfolios.

BGFA is a wholly-owned subsidiary of BGI. BGI is a national bank which is in turn, a majority-owned subsidiary of Barclays Bank PLC.

The applicable Advisory Contract is subject to annual approval by (i) MIP's Board of Trustees or (ii) the vote of a majority (as defined in the 1940 Act) of the outstanding voting interests of such Master Portfolio, provided that in either event the continuance also is approved by a majority of MIP's Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of MIP, by a vote cast in person at a meeting called for the purpose of voting on such approval. The applicable Advisory Contract is terminable without penalty, on 60 days' written notice, by either party. The applicable Advisory Contract will terminate automatically, as to the relevant Master Portfolio, in the event of its assignment (as defined in the 1940 Act).

For the fiscal years shown below, the related Master Portfolio of each Fund paid, with respect to the Funds, the following advisory fees to BGFA:


                                  FISCAL YEAR ENDED   FISCAL YEAR ENDED   FISCAL YEAR ENDED
FUND                                  12/31/2005          12/31/2006         12/31/2007
-------------------------------   -----------------   -----------------   -----------------
Prime Money Market Fund               $9,771,810         $6,970,881          $6,437,462
Institutional Money Market Fund       $3,442,469         $4,184,973          $4,501,600
Government Money Market Fund          $  121,718         $  119,967          $   80,695
Treasury Money Market Fund            $        0           ($23,305)           ($12,949)

For the fiscal years shown below, BGFA waived the following advisory fees with respect to the Funds:

                                  FISCAL YEAR ENDED   FISCAL YEAR ENDED   FISCAL YEAR ENDED
FUND                                  12/31/2005          12/31/2006         12/31/2007
-------------------------------   -----------------   -----------------   -----------------
Prime Money Market Fund               $2,766,658          $1,703,570         $3,165,643
Institutional Money Market Fund       $3,129,635          $1,272,918         $1,952,742
Government Money Market Fund          $  799,065          $   31,382         $   45,410
Treasury Money Market Fund            $   17,151          $   85,545         $  153,279

The fees and expenses of the Independent Trustees of MIP, counsel to the Independent Trustees of MIP, and the independent registered public accounting firm that provides audit and non-audit services in connection with the Master Portfolios (collectively referred to as the "MIP Independent Expenses") are paid directly by the Master Portfolios. For the fiscal year ended December 31, 2006, BGFA voluntarily agreed to cap the expenses of the Master Portfolios at the rate at which the Master Portfolios paid advisory fees to BGFA and, therefore, BGFA provided an offsetting credit against the advisory fees paid by the Master Portfolios in an amount equal to the MIP Independent Expenses. For the period from January 1, 2007 through April 30, 2009, each of BGI and BGFA, as applicable, has contractually undertaken to reimburse or provide an offsetting credit to each Master Portfolio for such MIP Independent Expenses.


For the fiscal years shown below, BGFA provided an offsetting credit for MIP Independent Expenses, in the amounts shown, against advisory fees paid by the Master Portfolios in which the Funds invest:


                                  FISCAL YEAR ENDED   FISCAL YEAR ENDED   FISCAL YEAR ENDED
FUND                                  12/31/2005          12/31/2006         12/31/2007
-------------------------------   -----------------   -----------------   -----------------
Prime Money Market Fund                 N/A                $87,361            $110,458
Institutional Money Market Fund         N/A                $57,289            $ 54,913
Government Money Market Fund            N/A                $24,138            $ 25,260
Treasury Money Market Fund              N/A                $23,305            $ 25,470


ADMINISTRATOR. The Trust has engaged BGI to provide certain administration services to the Funds. Pursuant to an Administration Agreement with the Trust, BGI provides as administration services, among other things: supervision of the administrative operation of the Trust and the Funds, provision of management reporting and treasury administration services, financial reporting, legal and tax services, and preparation of proxy statements and shareholder reports for the Funds. BGI also furnishes office space and certain facilities required for conducting the business of the Trust together with all other administrative services that are not being furnished by the Funds' Investment Adviser. BGI also pays the compensation of the Trust's Trustees who are not Independent Trustees and of officers and employees who are affiliated with the Trust. For providing such services, BGI is entitled to a monthly fee at an annual rate of 0.05% of each Fund's average daily net assets for the Aon Captives Shares and Institutional Shares, 0.07% of each Fund's average daily net assets for the Capital Shares, 0.10% of each Fund's average daily net assets for the Premium Shares, 0.15% of each Fund's average daily net assets for the Select Shares (0.13% pursuant to BGI's contractual agreement to waive a portion of its administration fees for the Select Shares from September 1, 2006 through April 30, 2009), and 0.38% of each Fund's average daily net assets for the Trust Shares. BGI has contracted with State Street to provide certain sub-administration services to the Funds. BGI, not the Funds, is responsible for providing compensation to State Street for such services.


BGI also may engage and supervise Shareholder Servicing Agents and Servicing Agents, as defined in "Shareholder Servicing Agents" below, on behalf of the Funds.

In addition, BGI has agreed to bear all costs of the Funds' and the Trust's operations, including, in the case of each Fund's Institutional Shares, shareholder servicing fees of up to 0.05%, in the case of each Fund's Capital Shares, shareholder servicing fees of up to 0.07%, in the case of each Fund's Premium Shares, shareholder servicing fees of up to 0.10%, in the case of each Fund's Select Shares, shareholder servicing fees of up to 0.15%, and, in the case of each Fund's Trust Shares, shareholder servicing fees of up to 0.25% and processing fees of up to 0.13%, but not including brokerage expenses, advisory fees, distribution plan expenses, certain fees and expenses related to the Trust's Independent Trustees and their counsel, auditing fees, litigation expenses, taxes or other extraordinary expenses.


BGI is not entitled to compensation for providing administration services to a Master Portfolio for so long as BGI is entitled to compensation for providing administration services to the Fund that invests substantially all of its assets in the Master Portfolio, or BGI or an affiliate receives advisory fees from the Master Portfolio. Each Fund having multiple classes allocates all expenses of the Master Portfolio, including the Master Portfolio's advisory fee, to each share class in proportion to the aggregate net asset value of such class as compared to all classes of the Fund in accordance with the Fund's multi-class plan under Rule 18f-3 under the 1940 Act.


For the fiscal years shown below, the Funds paid the following administration fees to BGI:

                                  FISCAL YEAR ENDED   FISCAL YEAR ENDED   FISCAL YEAR ENDED
FUND                                  12/31/2005          12/31/2006         12/31/2007
-------------------------------   -----------------   -----------------   -----------------
Prime Money Market Fund               $2,960,690         $4,288,650          $5,744,756
Institutional Money Market Fund       $1,247,007         $1,982,245          $3,486,851
Government Money Market Fund          $  124,446         $  127,639          $  128,229
Treasury Money Market Fund            $    1,572            ($9,603)         $   60,324

For the fiscal years shown below, BGI waived the following administration fees with respect to the Funds:

                                  FISCAL YEAR ENDED   FISCAL YEAR ENDED   FISCAL YEAR ENDED
FUND                                  12/31/2005          12/31/2006         12/31/2007
-------------------------------   -----------------   -----------------   -----------------
Prime Money Market Fund               $2,322,017          $  462,858          $ 99,502
Institutional Money Market Fund       $1,312,234          $1,182,953          $975,803
Government Money Market Fund          $  163,899          $    2,845          $  5,123
Treasury Money Market Fund            $    3,428          $   39,028          $ 37,194

The fees and expenses of the Independent Trustees of the Trust, counsel to the Independent Trustees of the Trust, and the independent registered public accounting firm that provides audit and non-audit services in connection with the Funds (collectively referred to as the "BGIF Independent Expenses") are paid directly by the Funds. For the fiscal year ended December 31, 2006, BGI voluntarily agreed to provide an offsetting credit against the administration fees paid by the Funds in an amount equal to the BGIF Independent Expenses. For the period from January 1, 2007 through April 30, 2009, each of BGI and BGFA, as applicable, has contractually undertaken to reimburse or provide an offsetting credit to the Funds for such BGIF Independent Expenses.

For the fiscal years shown below, BGI provided an offsetting credit, in the amounts shown, against administration fees paid with respect to the Funds:

                                  FISCAL YEAR ENDED   FISCAL YEAR ENDED   FISCAL YEAR ENDED
FUND                                  12/31/2005          12/31/2006         12/31/2007
-------------------------------   -----------------   -----------------   -----------------
Prime Money Market Fund                 N/A                $80,681            $103,690
Institutional Money Market Fund         N/A                $54,048            $ 82,919
Government Money Market Fund            N/A                $17,259            $ 18,099
Treasury Money Market Fund              N/A                $16,432            $ 18,303


DISTRIBUTOR. SEI is the distributor for the Funds' shares. SEI is a registered broker-dealer located at One Freedom Valley Drive, Oaks, PA 19456. SEI is a provider of outsourced investment business solutions for fund administration and distribution, asset management and investment systems and processing.

SEI, as the principal underwriter of the Funds within the meaning of the 1940 Act, has entered into a distribution agreement (the "Distribution Agreement") with the Trust pursuant to which SEI has the responsibility for distributing Fund shares. The Distribution Agreement provides that SEI shall act as agent for the Funds for the sale of Fund shares, and may enter into sales support agreements with selling agents that wish to make available Fund shares to their respective customers ("Selling Agents"). BGI presently acts as a Selling Agent, but does not receive any fee from the Funds for such activities. In addition, SEI provides certain compliance related, sales related and other services for the Funds pursuant to a Service Standards Agreement with BGI, and BGI compensates SEI for these services.


INSTITUTIONAL MONEY MARKET FUND - AON CAPTIVES SHARES DISTRIBUTION PLAN. With respect solely to the Institutional Money Market Fund, the Fund has adopted a distribution plan (a "Plan") for its Aon Captives Shares that authorizes, under
Section 12(b) of the 1940 Act and Rule 12b-1 thereunder, payment for distribution-related expenses and compensation for distribution-related services, including on-going compensation to selling agents, in connection with the Aon Captives Shares.

The Plan was adopted by the Trust's Board of Trustees, including a majority of the Independent Trustees who had no direct or indirect financial interest in the Plan. The Plan was adopted because of its anticipated benefits to the Fund. The anticipated benefits include: easier and more effective management as a result of steady inflows of cash from the sale of new shares, a reduction in the expense ratio as a result of achieving economies of scale, lower transaction costs or better prices as a result of the ability to purchase larger blocks of securities, and avoidance of the forced sale of securities to meet redemptions that might adversely affect the performance of the Fund. Under the Plan and pursuant to the related Distribution Agreement with SEI, the Institutional Money Market Fund may pay the Distributor, as compensation for distribution-related services or as reimbursement for distribution-related expenses, monthly fees at the annual rate of up to 0.10% of the average daily net asset value ("NAV") of the Institutional Money Market Fund's Aon Captives Shares. Aon Securities Corporation ("Aon") has executed a Selling Group Agreement with SEI that enables Aon to serve as the exclusive distributor for the Aon Captives Shares. The Aon Captives Shares are sold primarily to captive insurance companies administered by Aon Insurance Managers, the captive management and risk finance consulting arm of Aon.

The actual fee payable to the Distributor is determined, within such limits, from time to time by mutual agreement between the Trust and the Distributor and will not exceed the maximum sales charges payable by mutual funds sold by members of the Financial Industry Regulatory Authority ("FINRA" and f/k/a the National Association of Securities Dealers, Inc. ("NASD")) under the NASD Conduct Rules. The Distributor may enter into selling agreements with one or more selling agents (which may include BGI and its affiliates) under which such agents may receive compensation for distribution-related services from the Distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of Institutional Money Market Fund shares attributable to their customers. The Distributor may retain any portion of the total distribution fee payable thereunder to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses.

The Institutional Money Market Fund currently does not have a distribution plan in place for its Premium, Capital, Institutional, Select or Trust Shares. Shareholders of the Premium, Capital, Institutional, Select or Trust Shares of each Fund do not pay any fees for distribution services. The Plan will continue in effect from year to year if such continuance is approved by a majority vote of the Board of Trustees, including a majority of the Independent Trustees. The Distribution Agreement related to the Plan also must be approved by such vote of the Board of Trustees, including a majority of the Independent Trustees. The Distribution Agreement will terminate automatically if assigned and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of the Aon Captives Shares of the Fund or by the vote of a majority of the Independent Trustees on not more than 60 days' written notice. The Plan may not be amended to increase materially the amounts payable thereunder without the approval of a majority of the outstanding voting securities of the Fund, and no material amendment to the Plan may be made except by a majority of both the Board of Trustees and the Independent Trustees. The Plan requires that the Treasurer of the Trust shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Plan. Rule 12b-1 also requires that the selection and nomination of Independent Trustees be made by such Independent Trustees.

For the fiscal years ended December 31, 2007, the Aon Captives Shares of the Institutional Money Market Fund paid distribution fees in the amount of $79,102 under the Plan. In addition to payments received from the Fund, selling or servicing agents may receive significant additional payments directly from BGI, BGFA, SEI or their affiliates in connection with the sale of Fund shares.

SHAREHOLDER SERVICING AGENTS. The Premium, Capital, Institutional, Select and Trust Shares of the Funds have adopted a Shareholder Servicing Plan pursuant to which they have entered into Shareholder Servicing Agreements with BGI and other entities, and BGI may also enter into Shareholder Servicing Agreements with such other entities (collectively, "Shareholder Servicing Agents") for the provision of certain services to Fund shareholders.


The Trust Shares of the Funds have also adopted a Shareholder Servicing and Processing Plan pursuant to which they or BGI have entered into Shareholder Servicing and Processing Agreements with certain financial institutions, securities dealers and other industry professionals (collectively, "Servicing Agents") for providing services to the Trust Class shareholders.


The Shareholder Servicing Plan services provided by BGI or Shareholder Servicing Agents may include serving as an agent of the Funds for purposes of accepting orders for purchases and redemptions of Fund shares, providing administrative support and account service such as processing purchases and redemptions of shares on behalf of individual and omnibus Fund accounts, answering shareholder inquiries, keeping records, transmitting reports and communications from the Funds, and providing reports on the status of individual and omnibus accounts. Shareholder Servicing Agents may provide these services, in whole or in part, by operating electronic transaction systems or websites through which shareholders may obtain information or engage in purchase or redemption transactions of Fund shares. By operating these systems or providing other services described above, the Shareholder Servicing Agents make the Funds available to their clients.

A Shareholder Servicing Agent may make decisions about which investment options it will service and make available to its clients based on the payments the Shareholder Servicing Agent may be eligible to receive for its services. Therefore, payments to a Shareholder Servicing Agent may create potential conflicts of interest between the Shareholder Servicing Agent and its clients where the Shareholder Servicing Agent determines which investment options it will make available to those clients.

Pursuant to its Administration Agreement with the Trust, as described in the section entitled "Administrator," BGI pays shareholder servicing fees to certain Shareholder Servicing Agents in amounts not exceeding maximum fee rates approved by the Trust's Board of Trustees, for those shareholder servicing, sub-administration, recordkeeping, sub-transfer agency and processing services that the Shareholder Servicing Agents perform for their clients that would otherwise be performed by BGI or the Funds' other service providers. For providing some or all of these services, each Shareholder Servicing Agent is entitled to receive a monthly fee at the annual rate of up to 0.05% of the average daily net assets of each Fund represented by the Institutional Shares owned, up to 0.07% of the average daily net assets of each Fund represented by the Capital Shares owned, up to 0.10% of the average daily net assets of each Fund represented by the Premium Shares owned, up to 0.15% of the average daily net assets of each Fund represented by the Select Shares owned, and up to 0.25% of the average daily net assets of each Fund represented by the Trust Shares owned during the period for which payment is being made by investors with whom the Shareholder Servicing Agent maintains a servicing relationship, or an amount that equals the maximum amount payable to the Shareholder Servicing Agent under applicable laws, regulations or rules, including the NASD Conduct Rules, whichever is less.

Pursuant to the Shareholder Servicing and Processing Plan for the Trust Shares, Servicing Agents provide personal services relating to the aggregation and processing of purchase and redemption orders, processing of dividend payments, certain sub-accounting services, transmission and receipt of funds in connection with purchase and redemption orders, verification of certain personal information in connection with the purchase or redemption of Fund shares, and generating and distributing periodic statements and other information as required. For these services, each Servicing Agent is entitled to receive a monthly fee at the annual rate of up to 0.13% of the average daily net assets of each Fund represented by the Trust Shares owned during the period for which payment is being made by investors with whom the Servicing Agent maintains a servicing arrangement.

In addition, BGFA and/or BGI and/or the Distributor may pay additional amounts to certain Shareholder Servicing Agents or Servicing Agents for more services or to other intermediaries that perform services in connection with the sale of Fund shares. These amounts, which may be significant, are paid by BGFA and/or BGI and/or the Distributor from their own resources, which generally come directly or indirectly from fees paid by funds advised by BGFA or administered by BGI or, in the case of the Distributor, fees paid by BGI.

For the fiscal years shown below, BGI paid shareholder servicing fees on behalf of the Funds in the following amounts:



                                  FISCAL YEAR ENDED   FISCAL YEAR ENDED   FISCAL YEAR ENDED
FUND                                  12/31/2005          12/31/2006         12/31/2007
-------------------------------   -----------------   -----------------   -----------------
Prime Money Market Fund              $ 2,901,946          $1,474,124         $1,673,484
Institutional Money Market Fund      $ 1,259,788          $1,086,270         $1,614,028
Government Money Market Fund         $    88,500          $   78,215         $   88,618
Treasury Money Market Fund           $       506          $    6,934         $   37,357



Payments to Shareholder Servicing Agents may create potential conflicts of interest between potential investors and a Shareholder Servicing Agent that determines which investment options it will service and/or make available to those investors.

A Shareholder Servicing Agent (or Servicing Agent for the Trust Class) also may impose certain conditions on its customers, subject to the terms of the Funds' Prospectuses and this SAI, that are in addition to or different from those imposed by the Trust, such as requiring a minimum initial investment or payment of a separate fee for additional services.


CUSTODIAN. State Street has been retained to act as custodian for the Funds and the Master Portfolios and performs such services at 200 Clarendon Street, Boston, MA 02116. The custodian, among other things, maintains a custody account or accounts in the name of the Funds and the Master Portfolios; receives and delivers all assets for each Fund and each Master Portfolio upon purchase and upon sale or maturity, and collects and receives all income and other payments and distributions on account of the assets of the Funds and the Master Portfolios. State Street is not entitled to compensation for providing custody services to each Fund and each Master Portfolio pursuant to the Custody Agreement so long as it receives compensation from BGI for providing sub-administration services to the Trust, on behalf of the Funds.

TRANSFER AND DIVIDEND DISBURSING AGENT. State Street has also been retained to act as the transfer and dividend disbursing agent for the Funds and the Master Portfolios. For its services as transfer and dividend disbursing agent to the Funds and the Master Portfolios, State Street is paid fees based on the Funds' and the Master Portfolios' net assets. State Street is entitled to be reimbursed for out-of-pocket expenses or advances incurred by it in performing its obligations under the Transfer Agency Agreement. BGI has agreed to pay these fees and expenses pursuant to its Administration Agreement with the Trust. In addition, the Transfer Agency Agreement contemplates that State Street will be reimbursed for other expenses incurred by it at the request or with the written consent of the Funds, including, without limitation, any equipment or supplies that the Trust specifically orders or requires State Street to order.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. PricewaterhouseCoopers LLP, located at Three Embarcadero Center, San Francisco, CA 94111, serves as the independent registered public accounting firm for the Trust.

LEGAL COUNSEL. Wilmer Cutler Pickering Hale and Dorr LLP, located at 60 State Street, Boston, MA 02109, serves as legal counsel to the Trust, MIP and BGFA.

Determination of Net Asset Value
The Master Portfolios use the amortized cost method to determine the value of their respective securities pursuant to Rule 2a-7 under the 1940 Act. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which the value, as determined by amortized cost, is higher or lower than the price that the Funds would receive if the security were sold. During these periods the yield to a shareholder may differ somewhat from that which could be obtained from a similar fund that uses a method of valuation based upon market prices. Thus, during periods of declining interest rates, if the use of the amortized cost method results in a lower value of each Fund's portfolio on a particular day, a prospective investor in the Funds would be able to obtain a somewhat higher yield than would result from making an investment in the Funds using solely market values, and existing Fund shareholders would receive correspondingly less income. The converse would apply during periods of rising interest rates.

Rule 2a-7 provides that in order to value their portfolios using the amortized cost method, the Funds must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase securities having remaining maturities (as defined in Rule

2a-7) of 397 calendar days (about 13 months) or less, and invest only in those high-quality securities that are determined by the Board of Trustees to present minimal credit risks. The maturity of an instrument is generally deemed to be the period remaining until the date when the principal amount thereof is due or the date on which the instrument is to be redeemed. However, Rule 2a-7 provides that the maturity of an instrument may be deemed shorter in the case of certain instruments, including certain variable-rate and floating-rate instruments subject to demand features. Pursuant to Rule 2a-7, the Board is required to establish procedures designed to stabilize, to the extent reasonably possible, each Fund's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of each Fund's portfolio holdings by the Board of Trustees, at such intervals as it may deem appropriate, to determine whether a Fund's net asset value calculated by using available market quotations (or an appropriate substitute which reflects current market conditions) deviates from $1.00 per share based on amortized cost. The extent of any deviation will be examined by the Board of Trustees. If such deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, will be initiated. In the event the Board determines that a deviation exists that may result in material dilution or other unfair results to shareholders, the Board will take such corrective action as it regards as necessary and appropriate, including selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends or establishing a net asset value per share by using available market quotations.


Purchase, Redemption and Pricing of Shares


TERMS OF PURCHASE AND REDEMPTION. The Funds are generally open Monday through Friday and are closed on weekends and are generally closed on all other days that the Fedwire Funds Service (the "Fedwire") is closed or the primary markets for the Master Portfolios' portfolio securities (I.E., the bond markets) are closed. The Institutional Money Market Fund and the Prime Money Market Fund do not intend to (but reserve the right to) close early on a Business Day prior to a U.S. national holiday for the bond markets if the bond markets close early on such Business Day. The Government Money Market Fund and the Treasury Money Market Fund generally will close early on a Business Day prior to a U.S. national holiday for the bond markets if the bond markets close early (typically 2:00 p.m. Eastern Time) on such Business Day. The holidays on which both the Fedwire and the primary markets for the Master Portfolios' portfolio securities are closed currently are: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day. Each Fund reserves the right to change the amount of the minimum investment and subsequent purchases in the Fund. An investor's investment in the Funds and/or other investment vehicles managed or maintained by BGFA or its affiliates may be aggregated when determining whether an investor meets a minimum investment amount. The minimum initial investment amounts for the classes of the Funds may be reduced or waived by BGFA. On any day a Fund closes early, purchase and redemption orders received after the Funds' closing time will be executed on the next business day. In addition, the Funds reserve the right to advance the time by which purchase and redemption orders must be received to be executed on the same business day as permitted by the SEC and applicable law.


IN-KIND PURCHASES. Payment for shares of the Funds may, at the discretion of BGFA, be made in the form of securities that are permissible investments for the Funds and must meet the investment objectives, policies and limitations of the Funds as described in their Prospectuses. In connection with an in-kind securities payment, the Funds may require, among other things, that the securities (i) be valued on the day of purchase in accordance with the pricing methods used by the Funds or the Master Portfolios; (ii) are accompanied by satisfactory assurance that the Funds will have good and marketable title to such securities received by them; (iii) are not subject to any restrictions upon resale by the Funds; (iv) be in proper form for transfer to the Funds; and
(v) are accompanied by adequate information concerning the basis and other tax matters relating to the securities. All dividends, interest, subscription or other rights pertaining to such securities shall become the property of the Funds engaged in the in-kind purchase transaction and must be delivered to such Fund or Funds by the investor upon receipt from the issuer. Securities acquired through an in-kind purchase will be acquired for investment and not for immediate resale. A Fund immediately will transfer to its Master Portfolio any and all securities received by it in connection with an in-kind purchase transaction, in exchange for interests in such Master Portfolio. Shares purchased in exchange for securities generally cannot be redeemed until the transfer has settled.


SUSPENSION OF REDEMPTION RIGHTS OR PAYMENT OF REDEMPTION PROCEEDS. The Funds generally remit the proceeds from a sale the same Business Day after receiving a properly executed order to sell. Each Fund can delay payment for one Business Day. In addition, each Fund reserves the right to delay delivery of your redemption proceeds and to suspend your right of redemption for more than one Business Day under extraordinary circumstances. Generally, those extraordinary circumstances are when (i) the New York Stock Exchange ("NYSE") is closed (other than customary weekend and holiday closings); (ii) trading on the NYSE is restricted; (iii) an emergency exists as a result of which disposal or valuation of a Fund's investment is not reasonably practicable; or (iv) for such other periods as the SEC by order may permit.


Portfolio Transactions

Since the Funds invest all of their assets in portfolios of MIP, set forth below is a description of the Master Portfolios' policies governing portfolio securities transactions.

GENERAL. BGFA assumes general supervision over placing orders for the purchase and sale of portfolio securities. In selecting brokers or dealers for any transaction in portfolio securities, BGFA's policy is to make such selection based on factors deemed relevant, including but not limited to, the breadth of the market in the security, the price of the security, the reasonableness of the commission or mark-up or mark-down, if any, execution capability, settlement capability, back office efficiency and the financial condition of the broker or dealer, both for the specific transaction and on a continuing basis. The overall reasonableness of brokerage commissions paid is evaluated by BGFA based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services. Brokers may also be selected because of their ability to handle special or difficult executions, such as may be involved in large block trades, less liquid securities, broad distributions, or other circumstances. While BGFA generally seeks reasonably competitive spreads on commissions, each Master Portfolio will not necessarily be paying the lowest spread on commission available.

BGFA does not consider the provision or value of research, products or services a broker or dealer may provide, if any, as a factor in the selection of a broker or dealer or the determination of the reasonableness of commissions paid in connection with portfolio transactions. The Master Portfolios have adopted policies and procedures that prohibit the consideration of sales of a Master Portfolio's interests or a Fund's shares as a factor in the selection of a broker or a dealer to execute its portfolio transactions.

Purchases and sales of fixed income securities for the Master Portfolios usually are principal transactions and ordinarily are purchased directly from the issuer or from an underwriter or broker-dealer. The Master Portfolios do not usually pay brokerage commissions in connection with such purchases and sales, but such transactions may be subject to mark-ups or mark-downs. A Master Portfolio's purchase and sale orders for securities may be combined with those of other accounts that BGFA manages or advises, and for which it has brokerage placement authority. If purchases or sales of portfolio securities of a Master Portfolio and one or more other accounts managed or advised by BGFA are considered at or about the same time, transactions in such securities are allocated among the Master Portfolio and the other accounts in a manner deemed equitable to all by BGFA. In some cases, this procedure could have a detrimental effect on the price or volume of the security as far as a Master Portfolio is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to a Master Portfolio. BGFA may deal, trade and invest for its own account in the types of securities in which the Master Portfolios may invest. BGFA may, from time to time, effect trades on behalf of and for the account of a Master Portfolio with brokers or dealers that are affiliated with BGFA, in conformity with the 1940 Act and SEC rules and regulations. Under these provisions, any commissions paid to affiliated brokers or dealers must be reasonable and fair compared to the commissions charged by other brokers or dealers in comparable transactions. The Master Portfolios will not deal with affiliates in principal transactions unless permitted by applicable SEC rule or regulation or by SEC exemptive order.

PORTFOLIO TURNOVER. Portfolio turnover may vary from year to year, as well as within a year. Because the portfolios of the Funds consist of securities with relatively short-term maturities, the Funds expect to experience high portfolio turnover. A high portfolio turnover rate should not adversely affect the Funds since portfolio transactions ordinarily will be made directly with principals on a net basis and, consequently, the Funds usually will not incur brokerage expenses or excessive transaction costs.


SECURITIES OF REGULAR BROKER-DEALERS. As of December 31, 2007, none of the Master Portfolios owned securities of their "regular brokers or dealers" (as defined in the 1940 Act) or their parents, except as disclosed below:


MASTER PORTFOLIO                      REGULAR BROKER-DEALER OR PARENT      AMOUNT
-----------------------------------   -------------------------------   ------------
Prime Money Market Master Portfolio
                                      UBS AG                            $495,487,375

MASTER PORTFOLIO                REGULAR BROKER-DEALER OR PARENT      AMOUNT
-----------------------------   -------------------------------   ------------
                                Citigroup Inc.                    $350,000,000
                                Credit Suisse                     $210,000,000
                                Morgan Stanley                    $193,495,272
                                Goldman Sachs Group Inc. (The)    $150,000,000
                                Deutsche Bank AG                  $ 99,995,333
Money Market Master Portfolio
                                UBS AG                            $696,666,236
                                JPMorgan Chase & Co.              $450,000,309
                                Goldman Sachs Group Inc. (The)    $350,000,000
                                Deutsche Bank AG                  $300,000,000
                                Credit Suisse                     $275,000,000
                                Morgan Stanley                    $201,763,199

FREQUENT TRADING OF FUND SHARES. Frequent purchases and redemptions of mutual fund shares ("frequent trading") may have a detrimental effect on funds and their shareholders. Depending on various factors, such as the size of a fund's portfolio and the amount of assets maintained in cash, frequent trading may harm the performance of a fund by interfering with the implementation of its investment strategies and/or increasing transaction costs and taxes, and/or may dilute the value of fund shares held by long-term investors. Frequent trading may include activity that appears to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of a fund's portfolio securities after the close of the primary markets for those portfolio securities and the reflection of that change in the fund's net asset value ("market timing").

The Funds invest only in interests of the Master Portfolios, and the Boards of Trustees of the Trust and MIP have each considered the issues of frequent trading and market timing, including the fact that money market funds are a type of mutual fund that is designed to offer maximum liquidity. MIP's Board of Trustees has adopted a policy of not monitoring for possible market timing or any other frequent trading activity because of the investment objectives and strategies of the Master Portfolios. The Trust's Board of Trustees has not adopted a policy of monitoring for market timing or other frequent trading activity in the Funds in light of the nature of the Funds' investments in Master Portfolios, the policies of the Master Portfolios, and the historical nature of flows into and out of the Funds.

Distributions and Taxes
The following information supplements, and should be read in conjunction with, the section in each Prospectus entitled "Taxes." The Prospectuses generally describe the U.S. federal income tax treatment of distributions by the Funds. This section of the SAI provides additional information concerning U.S. federal income taxes. It is based on the U.S. Internal Revenue Code of 1986, as amended (the "IRC"), applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. The following discussion does not address any state, local or foreign tax matters.

A shareholder's tax treatment may vary depending upon his or her particular situation. This discussion only applies to shareholders who are U.S. persons, I.E., U.S. citizens or residents or U.S. corporations, partnerships, trusts or estates, and who are subject to U.S. federal income tax and hold Fund shares as capital assets within the meaning of the IRC. Except as otherwise noted, it may not apply to certain types of shareholders who may be subject to special rules, such as insurance companies, tax-exempt organizations, shareholders holding Fund shares through tax-advantaged accounts (such as 401(k) plan accounts or individual retirement accounts ("IRAs")), financial institutions, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither citizens nor residents of the United States, shareholders holding Fund shares as part of a hedge, straddle or conversion transaction, and shareholders who are subject to the U.S. federal alternative minimum tax.

The Trust has not requested and will not request an advance ruling from the Internal Revenue Service (the "IRS") as to the U.S. federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the foregoing discussion and the discussions in the Prospectuses applicable to each shareholder address only some of the U.S. federal income tax considerations generally affecting investments in the Funds. Prospective shareholders are urged to consult with their own tax advisers and financial planners as to the particular U.S. federal tax consequences to them of an investment in the Funds, as well as the applicability and effect of any state, local or foreign laws, and the effect of possible changes in applicable tax laws.

QUALIFICATION AS A REGULATED INVESTMENT COMPANY. Each Fund has elected to be treated, has qualified and intends to continue to qualify each year, as a "regulated investment company" under Subchapter M of the IRC as long as such qualification is in the best interests of the Fund's shareholders. Each Fund will be treated as a separate entity for U.S. federal income tax purposes. Thus, the provisions of the IRC applicable to regulated investment companies generally will apply separately to each Fund, even though each Fund is a series of a trust. Furthermore, each Fund separately determines its income, gains, losses and expenses for U.S. federal income tax purposes.

In order to qualify as a regulated investment company under the IRC, each Fund must, among other things, derive at least 90% of its annual gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income attributable to its business of investing in such stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts) and net income derived from an interest in a qualified publicly-traded partnership as defined in Section 851(h) of the IRC. Pursuant to regulations that may be promulgated in the future, the IRS may limit qualifying income from foreign currency gains to the amount of such currency gains that are directly related to a regulated investment company's principal business of investing in stock or securities. Each Fund must also diversify its holdings so that, at the end of each quarter of each taxable year: (i) at least 50% of the value of its assets consists of (A) cash and cash items (including receivables), U.S. government securities and securities of other regulated investment companies, and (B) other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of the Fund's total assets is invested in (A) the securities (other than U.S. government securities and securities of other regulated investment companies) of any one issuer, (B) the securities (other than the securities of other regulated investment companies) of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses, or (C) the securities of one or more qualified publicly-traded partnerships. The qualifying income and diversification requirements applicable to a Fund may limit the extent to which it can engage in transactions in options, futures contracts, forward contracts and swap agreements.

In addition, each Fund generally must distribute to its shareholders an amount equal to or exceeding the sum of (i) 90% of its "investment company taxable income," as that term is defined in the IRC (which generally includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid and
(ii) 90% of its net tax-exempt income earned in each taxable year. A Fund generally will not be subject to U.S. federal income tax on the investment company taxable income and "net capital gain" (I.E., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders. However, if a Fund meets such distribution requirements, but chooses to retain some portion of its investment company taxable income or net capital gain, it generally will be subject to U.S. federal income tax at regular corporate rates on the amount retained. Although dividends generally will be treated as distributed when paid, if a Fund declares a distribution to shareholders of record in October, November or December of one year and pays the distribution by January 31 of the following year, the Fund and its shareholders will be treated as if the Fund paid the distribution by December 31 of the calendar year in which it was declared. Each Fund intends to distribute its net income and gain in a timely manner to maintain its status as a regulated investment company and eliminate fund-level U.S. federal income taxation of such income and gain. However, no assurance can be given that a Fund will not be subject to U.S. federal income taxation.

If, in any taxable year, a Fund fails to qualify as a regulated investment company under the IRC or fails to meet the distribution requirements described above, the Fund would be taxed in the same manner as an ordinary U.S. corporation without any deduction for distributions to shareholders, and all distributions from the Fund's earnings and profits (including any distributions of net tax-exempt income and net capital gain) to its shareholders would also be taxable as ordinary income at the shareholder level. To qualify again to be taxed as a regulated investment company in a subsequent year, the Fund may be required to pay an interest charge and penalty to the IRS as well as distribute to its shareholders its earnings and profits attributable to non-regulated investment company years. In addition, if the Fund fails to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, to be subject to taxation on such built-in gain recognized for a period of ten years, in order to qualify as a regulated investment company in a subsequent year.


EXCISE TAX. A 4% non-deductible excise tax will be imposed on each Fund to the extent it fails to distribute during each calendar year (i) at least 98% of its ordinary income (excluding capital gains and losses) for the calendar year,
(ii) at least 98% of its net capital gain income (generally the excess of capital gains over capital losses as adjusted for ordinary losses) for the 12 month period ending on October 31, and (iii) all of its ordinary income and net capital gain income from previous years that was not distributed or subject to tax during such years. Each Fund intends to distribute substantially all of its net income and gains, if any, by the end of each calendar year and, thus, expects not to be subject to the excise tax. However, no assurance can be given that a Fund will not be subject to the excise tax.

CAPITAL LOSS CARRY-FORWARDS. A Fund is permitted to carry forward a net capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss. A Fund's capital loss carry-forward is treated as a short-term capital loss in the year to which it is carried. If future capital gains are offset by carried-forward capital losses, such future capital gains are not subject to Fund-level U.S. federal income taxation, regardless of whether they are distributed to shareholders. Accordingly, the Funds do not expect to distribute any such capital gains. The Funds cannot carry back or carry forward any net operating losses. As a money market fund, each Fund does not expect to have material capital loss carry-forwards, but no assurance can be given to this effect. As of December 31, 2007, the Funds had no capital loss carry-forwards.


INVESTMENT THROUGH THE MASTER PORTFOLIOS. The Funds seek to continue to qualify as regulated investment companies by investing their assets through the Master Portfolios. Each Master Portfolio is treated as a non-publicly traded partnership (or, in the event that a Fund is the sole investor in a Master Portfolio, as disregarded from the Fund) for U.S. federal income tax purposes rather than as a regulated investment company or a corporation under the IRC. Under the rules applicable to a non-publicly traded partnership (or disregarded entity), a proportionate share of any interest, dividends, gains and losses of a Master Portfolio will be deemed to have been realized by (I.E., "passed-through" to) its investors, including the corresponding Fund, regardless of whether any amounts are actually distributed by the Master Portfolio. Each investor in a Master Portfolio will be taxable on such share, as determined in accordance with the governing instruments of the particular Master Portfolio, the IRC and Treasury Regulations. Therefore, to the extent that a Master Portfolio were to accrue but not distribute any income or gains, the corresponding Fund would be deemed to have realized its proportionate share of such income or gains without receipt of any corresponding distribution. However, each of the Master Portfolios will seek to minimize recognition by its investors (such as the Funds) of income and gains without a corresponding distribution. Furthermore, each Master Portfolio's assets, income and distributions will be managed in such a way that an investor in a Master Portfolio will be able to continue to qualify as a regulated investment company by investing its assets through the Master Portfolio.

TAXATION OF FUND INVESTMENTS. In general, if a Fund realizes gains or losses on the sale of portfolio securities, such gains or losses are capital gains or losses. If the Fund has held the disposed securities for more than one year at the time of disposition, such gains and losses generally are treated as long-term capital gains or losses.

If a Fund purchases a debt obligation with original issue discount ("OID"), generally at a price less than its principal amount, such as a zero-coupon bond, the Fund may be required to annually include in its taxable income a portion of the OID as ordinary income, even though the Fund will not receive cash payments for such discount until maturity or disposition of the obligation. A portion of the OID includible in income with respect to certain high-yield corporate debt securities may be treated as a dividend for U.S. federal income tax purposes. Gains recognized on the disposition of a debt obligation (including a municipal obligation) purchased by a Fund at a market discount, generally at a price less than its principal amount, generally will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term that the Fund held the debt obligation. A Fund generally will be required to make distributions to shareholders representing the OID on debt securities that is currently includible in income, even though the cash representing such income may not have been received by the Fund. Cash to pay such distributions may be obtained from borrowing or from sales proceeds of securities held by a Fund which the Fund otherwise might have continued to hold.

If an option granted by a Fund lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund generally will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. If securities are sold by a Fund pursuant to the exercise of a call option granted by it, the Fund will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund will subtract the premium received from its cost basis in the securities purchased.

Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the IRC, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount and timing of recognition of the Fund's income. Under Treasury Regulations that may be promulgated in the future, any such transactions that are not directly related to a Fund's principal business of investing in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% income test described above. If the net foreign exchange loss for a year exceeds a Fund's investment company taxable income (computed without regard to such loss), the resulting ordinary loss for such year will not be deductible by the Fund or its shareholders in future years.

If a Fund enters into a "constructive sale" of any appreciated financial position in stock, a partnership interest, or certain debt instruments, the Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale occurs when a Fund enters into one of the following transactions with respect to the same or substantially identical property: (i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract; or (iv) other transactions identified in Treasury Regulations that may be promulgated in the future. The character of the gain from constructive sales will depend upon a Fund's holding period in the property. Losses from a constructive sale of property will be recognized when the property is subsequently disposed of. The character of such losses will depend upon a Fund's holding period in the property and the application of various loss deferral provisions in the IRC. Constructive sale treatment does not apply to a transaction if such transaction is closed before the end of the 30th day after the close of the Fund's taxable year, the Fund holds the appreciated financial position throughout the 60-day period beginning with the day such transaction was closed, and the Fund's risk of loss with respect to such position is not reduced at any time during such 60-day period.

In addition to the investments described above, prospective shareholders should be aware that other investments made by the Funds may involve sophisticated tax rules that may result in income or gain recognition by the Funds without corresponding current cash receipts. Although the Funds seek to avoid significant non-cash income, such non-cash income could be recognized by the Funds, in which case the Funds may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, the Funds could be required at times to liquidate investments prematurely in order to satisfy their minimum distribution requirements.

TAXATION OF DISTRIBUTIONS. For U.S. federal income tax purposes, a Fund's earnings and profits, described above, are determined at the end of the Fund's taxable year and are allocated pro rata to distributions made throughout the entire year. All distributions paid out of a Fund's earnings and profits (as determined at the end of the year), whether paid in cash or reinvested in the Fund, generally are deemed to be taxable distributions and must generally be reported on each Fund shareholder's U.S. federal income tax return. Distributions in excess of a Fund's earnings and profits will first be treated as a return of capital up to the amount of a shareholder's tax basis in the shareholder's Fund shares and any such amount in excess of that basis as capital gain from the sale of shares, as discussed below. A Fund may make distributions in excess of earnings and profits to a limited extent, from time to time.

In general, assuming that each Fund has sufficient earnings and profits, distributions from investment company taxable income are taxable as ordinary income. Since each Fund's income is derived from sources that do not pay "qualified dividend income," as defined in Section 1(h)(11)(B) of the IRC, distributions from investment company taxable income of the Funds generally will not qualify for taxation at the maximum 15% U.S. federal income tax rate available to individuals on qualified dividend income.

Distributions designated by a Fund as a capital gain dividend, if any, will be taxed to shareholders as long-term capital gain (to the extent such distributions do not exceed the Fund's actual net capital gain for the taxable year), regardless of how long a shareholder has held Fund shares. Each Fund will designate capital gains dividends, if any, in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of a Fund's taxable year.

Distributions from each Fund paid to corporate shareholders are not expected to qualify for the dividends-received deductions generally available to corporate taxpayers. The U.S. federal income tax status of all distributions will be reported to shareholders annually.

Some states will not tax distributions made to individual shareholders that are attributable to interest a Fund earned on direct obligations of the U.S. government if the Fund meets the state's minimum investment or reporting requirements, if any. Investments in GNMA or FNMA securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities generally do not qualify for tax-free treatment. This exemption may not apply to corporate shareholders.

SALES OF FUND SHARES. Redemptions generally are taxable events for shareholders that are subject to tax. Shareholders should consult their own tax adviser with reference to their individual circumstances to determine whether any particular transaction in Fund shares is properly treated as a sale for tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transaction. In general, if Fund shares are sold, a shareholder will recognize gain or loss equal to the difference between the amount realized on the sale and the shareholder's adjusted tax basis in the shares. As long as the Funds maintain a constant net asset value of $1.00 per share, generally no gain or loss should be recognized upon the sale of Fund shares. If a shareholder recognizes gain or loss on the sale of Fund shares, this gain or loss will be long-term capital gain or loss if the shareholder has held such Fund shares for more than one year at the time of the sale. If a shareholder receives a capital gain dividend with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the capital gain dividend. Losses on redemptions or other dispositions of shares may be disallowed under "wash sale" rules in the event of other investments in the same Fund (including those made pursuant to reinvestment of dividends and/or capital gain distributions) within a period of 61 days beginning 30 days before and ending 30 days after a redemption or other disposition of shares. In such a case, the disallowed portion of any loss generally would be included in the U.S. federal tax basis of the shares acquired in the other investments.

FOREIGN TAXES. Amounts realized by a Fund on foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of a Fund's total assets at the close of its taxable year were to consist of securities of non-U.S. corporations, the Fund would be eligible to file an annual election with the IRS pursuant to which the Fund could pass-through to its shareholders on a pro rata basis foreign income and similar taxes paid by the Fund, which could be claimed, subject to certain limitations, either as a tax credit or deduction by shareholders. However, none of the Funds expects to qualify for this election.


FEDERAL INCOME TAX RATES. As of the date of this SAI, the maximum stated individual U.S. federal income tax rate applicable to (i) ordinary income generally is 35%; (ii) capital gain dividends is 15%; and (iii) long-term capital gains generally is 15%. An individual shareholder also should be aware that the benefits of the favorable tax rates applicable to capital gain dividends and long-term capital gains may be impacted by the application of the alternative minimum tax. Under current law, the maximum 35% U.S. federal income tax rate on ordinary income and the maximum 15% U.S. federal income tax rate on capital gain dividends and long-term capital gains will cease to apply to taxable years beginning after December 31, 2010.

The current maximum stated corporate U.S. federal income tax rate applicable to ordinary income, capital gain dividends, and long-term capital gains generally is 35%. Actual marginal tax rates may be higher for some shareholders, for example, through reductions in deductions. Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters.

BACKUP WITHHOLDING. The Trust may be required to withhold, subject to certain exemptions, at a rate of 28% ("backup withholding") on all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to a Fund shareholder, unless the shareholder generally certifies under penalties of perjury that the shareholder's social security or other "taxpayer identification number" ("TIN") provided is correct and that the shareholder is not subject to backup withholding, or the IRS notifies the Fund that the shareholder's TIN is incorrect or that the shareholder is subject to backup withholding. This tax is not an additional U.S. federal income tax imposed on the shareholder, and the shareholder may claim the tax withheld as a tax payment on his or her federal income tax return, provided that the required information is furnished to the IRS. An investor must provide a valid TIN upon opening or reopening an account. If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties. The rate of backup withholding is set to increase in future years under "sunset" provisions of a law enacted in 2001.

TAX-DEFERRED PLANS. Shares of the Funds may be available for a variety of tax-deferred retirement and other tax-advantaged plans and accounts, including IRAs, Simplified Employee Pension Plans ("SEP-IRAs"), Savings Incentive Match Plans for Employees ("SIMPLE Plans"), Roth IRAs, and Coverdell Education Savings Accounts. Prospective investors should contact their tax advisers and financial planners regarding the tax consequences to them of holding Fund shares through a tax-advantaged plan or account.


FOREIGN SHAREHOLDERS. Currently only with respect to taxable years of a Fund beginning on or after January 1, 2005 and before January 1, 2008, certain distributions, if designated by a Fund as "interest-related dividends," that are generally attributable to the Fund's net interest income earned on certain debt obligations paid to a non-resident alien individual, foreign trust (I.E., a trust other than a trust which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), foreign estate (I.E., the income of which is not subject to U.S. tax regardless of source) or a foreign corporation (each, a "foreign shareholder") generally will be exempt from U.S. federal income tax withholding tax, provided the Fund obtains a properly completed and signed certificate of foreign status from such foreign shareholder ("exempt foreign shareholder"). If applicable, each Fund may choose to designate any interest-related dividends in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund's taxable year. All other distributions made to exempt foreign shareholders attributable to net investment income, such as dividends received by a Fund, generally will be subject to non-refundable U.S. federal income tax withholding at a 30% rate (or a lower rate if so provided under an applicable income tax treaty). Notwithstanding the foregoing, if a distribution described above is "effectively connected" with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a permanent establishment) of the recipient foreign shareholder, U.S. federal income tax withholding and exemptions attributable to foreign persons will not apply and the distribution will be subject to the tax, reporting and withholding requirements generally applicable to U.S. persons.

In general, a foreign shareholder's capital gains realized on the disposition of Fund shares, capital gain distributions and, currently with respect to taxable years of a Fund beginning on or after January 1, 2005 and before January 1, 2008, "short-term capital gain distributions" (defined below) are not subject to U.S. federal income tax withholding, provided that the Fund obtains a properly completed and signed certificate of foreign status, unless:
(i) such gains or distributions are "effectively connected" with a U.S. trade or business (or, if an income tax treaty applies, are attributable to a permanent establishment) of the foreign shareholder; (ii) in the case of an individual foreign shareholder, the shareholder is present in the U.S. for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met; or (iii) currently only with respect to taxable years of a Fund beginning on or after January 1, 2005, and before January 1, 2008, such gains or distributions are attributable to gain from the sale or exchange of a U.S. real property interest. If such gains or distributions are "effectively connected" with a U.S. trade or business or are attributable to a U.S. permanent establishment of the foreign shareholder pursuant to an income tax treaty, the tax, reporting and withholding requirements applicable to U.S. persons generally apply. If such gains or distributions are not "effectively connected" for this purpose, but the foreign shareholder meets the requirements of clause (ii) described above, such gains and distributions will be subject to U.S. federal income tax withholding tax at a 30% rate (or a lower rate if so provided under an applicable income tax treaty). Gains or distributions attributable to gain from sales or exchanges of U.S. real property interests are taxed to a foreign shareholder as if that gain were "effectively connected" with the shareholder's conduct of a U.S. trade or business, and therefore such gains or distributions may be required to be reported by a foreign shareholder on a U.S. federal income tax return. Such gains or distributions also will be subject to U.S. federal income tax at the rates applicable to U.S. holders and/or may be subject to U.S. federal income tax withholding. While the Funds do not expect Fund shares to constitute U.S. real property interests, a portion of a Fund's distributions may be attributable to gain from the sale or exchange of U.S. real property interests. Foreign shareholders should contact their tax advisers and financial planners regarding the tax consequences to them of such distributions. "Short-term capital gain distributions" are certain distributions that a Fund may choose to designate as such in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund's taxable year generally attributable to the Fund's net short-term capital gain.

If a foreign shareholder is a resident of a foreign country but is not a citizen or resident of the United States at the time of the shareholder's death, Fund shares will be deemed to be property situated in the United States and will be subject to U.S. federal estate taxes (at current graduated rates of 18% to 45% of the total value, less allowable deductions and credits). Currently only with respect to estates of decedents dying after December 31, 2004, and before January 1, 2008, if a foreign shareholder was a resident of a foreign country but was not a citizen or resident of the United States at the time of the shareholder's death, Fund shares were not deemed to be property situated in the United States in the proportion that, at the end of the quarter of the Fund's taxable year immediately preceding the shareholder's date of death, the assets of the Fund that were "qualifying assets" (I.E., bank deposits, debt obligations or property not within the United States) with respect to the decedent bore to the total assets of the Fund. In general, no U.S. federal gift tax will be imposed on gifts of Fund shares made by foreign shareholders.

The availability of reduced U.S. taxes pursuant to the 1972 Convention or the applicable estate tax convention depends upon compliance with established procedures for claiming the benefits thereof, and may, under certain circumstances, depend upon the foreign shareholder making a satisfactory demonstration to U.S. tax authorities that the shareholder qualifies as a foreign person under U.S. federal income tax laws and the 1972 Convention.

Special rules apply to foreign partnerships and those holding Fund shares through foreign partnerships.

Capital Stock


As of the date of this SAI, the beneficial interests in the Trust are divided into transferable shares of twelve separate and distinct series authorized and established by the Board of Trustees. The number of shares of each series, and class thereof, is unlimited and each share has no par value. The Board of Trustees may, in the future, authorize the issuance of other series representing shares of additional investment portfolios or funds.

Although the Trust is not required to hold regular annual shareholder meetings, occasional annual or special meetings may be required for purposes such as electing and removing Trustees, approving advisory contracts, and changing a Fund's fundamental investment policies.


VOTING. All shares of the Trust have equal voting rights and will be voted separately by individual series, except: (i) when required by the 1940 Act, shares will be voted in the aggregate and not by individual series; and (ii) when the Trustees have determined that the matter affects the interests of more than one series, then the shareholders of all such affected series will be entitled to vote thereon in the aggregate and not by individual series. The Trustees also may determine that a matter affects only the interests of one or more classes of a series, in which case any such matter will be voted on separately by such class or classes. For example, a change in a Fund's fundamental investment policy would be voted upon only by shareholders of that Fund. Additionally, approval of a Master Portfolio's Advisory Contract is a matter to be determined separately by each Master Portfolio. Approval by the shareholders of a Fund is effective as to that Fund whether or not sufficient votes are received from the shareholders of the other investment portfolios to approve the proposal as to those investment portfolios. As used in the Prospectuses of each Fund and in this SAI, the term "1940 Act majority," when referring to approvals to be obtained from shareholders of a Fund, means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The term "majority," when referring to the approvals to be obtained from shareholders of the Trust as a whole, means the vote of the lesser of (i) 67% of the Trust's shares represented at a meeting if the holders of more than 50% of the Trust's outstanding shares are present in person or by proxy, or (ii) more than 50% of the Trust's outstanding shares.


Each share will entitle the holder thereof to one vote for each dollar (and each fractional dollar thereof) of NAV (number of shares owned times NAV per share) of shares outstanding in such holder's name on the books of the Trust. There shall be no cumulative voting in the election of Trustees. For additional voting information and a discussion of the possible effects of changes to a Master Portfolio's investment objective or policies on a Fund, as an interestholder in the Master Portfolio, or the Fund's shareholders, see "Master/Feeder Structure" above.


The Trust may dispense with an annual meeting of shareholders in any year in which it is not required to elect Trustees under the 1940 Act. However, the Trust will hold a special meeting of its shareholders for the purpose of voting on the question of removal of a Trustee or Trustees if requested in writing by the holders of at least 10% of the Trust's outstanding voting securities, and to assist in communicating with other shareholders as required by Section 16(c) of the 1940 Act.

DIVIDENDS AND DISTRIBUTIONS. Each share of a Fund represents an equal proportional interest in the Fund with each other share and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shareholders of a Fund are entitled to receive the assets attributable to the Fund that are available for distribution, and a distribution of any general assets not attributable to a particular investment portfolio that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine. Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and non-assessable by the Trust.

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


MASTER PORTFOLIOS. MIP is an open-end, series management investment company organized as a Delaware statutory trust on October 20, 1993. MIP's Declaration of Trust provides that obligations of MIP are not binding upon its Trustees individually but only upon the property of MIP and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the Trustee's office.

The interests in each Master Portfolio of MIP have voting and other rights generally corresponding to those rights enumerated above for shares of the Funds. MIP also intends to dispense with annual meetings, but is required by
Section 16(c) of the 1940 Act to hold a special meeting and assist investor communications under the circumstances described above with respect to the Trust. Whenever a Fund is requested to vote on a matter with respect to its Master Portfolio, the Fund will follow its voting procedures, as described in "Voting" above.

Additional Information on the Funds

The Trust provides annual and semi-annual reports to all shareholders. The annual reports contain audited financial statements and other information about the Funds, including additional information on performance. Shareholders may obtain a copy of the Trust's most recent annual or semi-annual reports without charge by calling 1-877-BGI-1544 (1-877-244-1544) (toll-free) or e-mailing the Funds at cash.us@barclaysglobal.com.

The registration statement, including the Prospectuses, this SAI and the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C. Statements contained in the Prospectuses or this SAI as to the contents of any contract or other document referred to herein or in the Prospectuses are not necessarily complete and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference.

No person has been authorized to give any information or to make any representations other than those contained in the Prospectuses, this SAI and in the Trust's official sales literature in connection with the offer of the Funds' shares and, if given or made, such other information or representations must not be relied upon as having been authorized by the Trust. This SAI does not constitute an offer in any state in which, or to any person to whom, such offering may not lawfully be made.

Financial Statements


The audited financial statements, including the schedule of investments, financial highlights and independent registered public accounting firm's reports for the fiscal year ended December 31, 2007 for each Fund and related Master Portfolio are hereby incorporated by reference to the Trust's annual report, as filed with the SEC on March 7, 2008. The audited financial statements are attached to all SAIs delivered to shareholders or prospective shareholders.

BGF-SAI-MM1208


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